SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material Pursuant to § 240.14a-12

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of stockholders ("Annual Meeting") of Profire Energy, Inc., (the “Company”) will be held on January 29, 2013 at 10:00 am, local time, at the Company’s Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042, for the following purposes:

1.	To elect four directors to the Company’s board of directors for the ensuing year and until their successors are elected and qualified;

2.	To provide an advisory approval of the compensation of our named executive officers;

3.	To indicate a preference on the frequency of the advisory vote to approve the compensation of our named executive officers;

4.	To ratify the selection of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for our 2013 fiscal year; and

5.	To transact any other business as may properly come before the meeting or at any adjournment thereof.

All of our stockholders are cordially invited to attend the Annual Meeting in person.  Whether or not you expect to attend the Annual Meeting, your proxy vote is important.  To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.  Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted.  You may revoke your proxy at any time prior to the meeting.  If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.

YOUR VOTE IS IMPORTANT.  IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 29, 2013:

The Notice of Annual Meeting, the Proxy Statement (including the Annual Report on Form 10-K for the year ended March 31, 2012 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 enclosed therewith) and the proxy card are available via the Internet at: https://materials.proxyvote.com/74316x.

By order of the board of directors,

December 21, 2012	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

PROXY STATEMENT

ABOUT THE ANNUAL MEETING

This Proxy Statement is being furnished to the stockholders of Profire Energy, Inc., a Nevada corporation, in connection with the solicitation of proxies by our board of directors for use at our Annual Meeting of stockholders to be held at the Company’s Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042, at 10:00 a.m. local time, on January 29, 2013, or at any adjournment thereof.

The purpose of the Annual Meeting is:

1.	To elect four directors to the Company’s board of directors;

2.	To provide an advisory approval of the compensation of our named executive officers;

3.	To indicate a preference on the frequency of the advisory vote to approve the compensation of our named executive officers;

4.	To ratify the selection of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for our 2013 fiscal year; and

5.	To transact any other business as may properly come before the meeting or at any adjournment thereof.

Our board of directors has fixed the close of business on December 21, 2012, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.   Only stockholders of record at the close of business on the record date will be entitled to attend and vote at the meeting and any postponements or adjournments thereof.  It is anticipated that mailing of this Notice, the Proxy Statement and the Proxy will commence on or about December 28, 2012.  A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on January 29, 2013:  The Proxy Statement (including the Annual Report on Form 10-K for the year ended March 31, 2012 and the Quarterly Report on Form 10-Q for the period ended September 30, 2012 enclosed therewith) and proxy card are available via the Internet at https://materials.proxyvote.com/74316x.

The Proxy Statement, the Annual Report on Form 10-K for the year ended March 31, 2012 and the Quarterly Report on Form 10-Q for the period ended September 30, 2012 are also available on the Company's website at www.profireenergy.com.  The Company’s website address provided above is not intended to function as a hyperlink, and the information on the Company’s website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors recommends that you vote FOR Proposals 1, 2, 4 and 5 and that you vote for the TWO YEAR option under Proposal 3  presented in this Proxy Statement.

PROXY INFORMATION

Who is soliciting my proxy?

The board of directors is soliciting your proxy in order to provide you with an opportunity to vote on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting in person.

Who is entitled to vote?

Only stockholders of record at the close of business on December 21, 2012 (the “record date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments. On the record date, there were issued and outstanding 45,155,000 shares of common stock entitled to vote at the Annual Meeting. The shares of common stock are the only outstanding voting securities of the Company.

A list of stockholders entitled to vote at the meeting will be available for examination for ten days before the Annual Meeting at our corporate offices in Lindon, Utah.

How do I vote?

There are two ways you can vote:

(1)	Sign and date each proxy card you receive and return it in the prepaid envelope; or

(2)
Vote in person at the Annual Meeting. If your shares are held of record by a broker, bank or other nominee and you wish to vote your shares at the Annual Meeting, you must contact your broker, bank or other nominee to obtain the proper documentation and bring it with you to the Annual Meeting.

How can I change my vote?

Registered stockholders can revoke their proxy at any time before it is voted at the Annual Meeting by either:

•	Submitting another timely, later-dated proxy;

•	Delivering timely written notice of revocation prior to the Annual Meeting to the Corporate Secretary, at 321 South 1250 West, Suite 1, Lindon, Utah 84042; or

•	Attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record (that is, your bank, broker or nominee) to be able to change your vote at the Annual Meeting.

What are the quorum requirements for the Annual Meeting?

In order to hold the Annual Meeting and transact business, a majority of the outstanding shares of our common stock entitled to vote must be present at the Annual Meeting in person or represented by proxy.

If you hold shares in “street name” through a broker or other nominee, your broker or nominee will not be permitted to exercise voting discretion with respect to any of the proposals.  Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares in street name for customers do not have the authority to vote on certain items when they have not received instructions from the beneficial owner and have authority to vote on other routine items.  If the broker votes on those matters for which it has discretion to vote but not on those for which it does not, “broker non-votes” result with regard to those matters with respect to which no vote is cast. Abstentions are counted for purposes of determining a quorum; broker non-votes are not relevant for purposes of establishing a quorum. Abstentions are counted in the tabulation of votes cast and have the same effect as voting against a proposal. Broker non-votes will not be considered as having voted for purposes of determining the outcome of a vote on Proposals 1, 2, 3, 4 or 5.

Who represents my proxy at the meeting?

If you do not vote in person at the Annual Meeting, but have submitted your proxy by signing and returning your proxy card, you have authorized certain members of the Company’s senior management designated by the board and named on your proxy card to represent you and to vote your shares as instructed.

How many votes am I entitled to cast?

You are entitled to cast one vote for each share of common stock you own on the record date.

How many votes are required to approve matters to be presented?

Approval of Proposals 2, 4 and 5 requires an affirmative vote by a majority of the votes cast at the meeting, in person or by proxy.  The directors presented under Proposal 1 are elected by plurality vote, with the four directors receiving the greatest number of votes being elected (whether or not such director receives a majority of the votes cast).  Similarly, the frequency of the shareholder advisory vote on the compensation of our named executive officers presented in Proposal 3 will be determined based on the option receiving the greatest number of votes.   All shares represented at the meeting by properly executed proxies will be voted as specified and will be voted FOR Proposals 1, 2, 4 and 5 and for "Two Years" on Proposal 3 if no specification is made. However, if your shares are held in street name and you do not provide voting instructions, they will be treated as broker non-votes and will not be counted for purposes of determining the outcome of a proposal.

Will my shares be voted if I do not provide instructions to my broker?

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions. If you do not give instructions to the broker, the broker is only permitted to vote on items that are considered discretionary.  As a result, the broker is not expected to be permitted to vote with respect to the proposals presented in this Proxy Statement because those proposals are all believed to be “non-discretionary” items.

What if I return a proxy card but do not provide specific voting instructions for the proposal?

All shares for which a proxy has been properly submitted and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the board.

How will proxies be voted on other items or matters that properly come before the meeting?

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Is the Company aware of any other item of business that will be presented at the meeting?

The board does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Stockholders. However, if other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Where do I find the voting results of the meeting?

We intend to report the voting results in a Current Report on Form 8-K within four business days after the Annual Meeting.

Who bears the costs of soliciting these proxies?

We will bear the cost of soliciting proxies.  In addition to the use of the mails, certain directors, officers or employees may solicit proxies by telephone, facsimile, e-mail, and in person, without additional compensation.  Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.  All costs and expenses of any solicitation, including the cost of preparing this Proxy Statement and posting it on the Internet and mailing the proxy materials, will be borne by the Company.

Do I have dissenters’ rights for any matters being presented at the meeting?

No dissenters’ rights are available to any stockholder who dissents from any of the proposals set forth in the Proxy Statement under the Nevada Revised Statutes or under our current Articles of Incorporation or Bylaws.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Bylaws provide that our board of directors will consist of not less than two nor more than seven persons, the exact number to be fixed from time-to-time by the board of directors.  Currently, the board of directors has three members.  The board has decided to expand the number of directorships for the upcoming year to five.  The board has identified and nominated four individuals to serve as directors for a one-year term expiring on the date of our next Annual Meeting, and until their successors are duly elected and qualified.  Brenton W. Hatch, Harold Albert, Andrew Limpert and James Solomon have been nominated by the board of directors to stand for election as directors.  The board of directors has not yet identified a qualified nominee to fill the fifth directorship, therefore you are being asked to elect four directors at the Annual Meeting.  We anticipate the vacant fifth directorship will be filled by the board in accordance with the provisions of our Bylaws once a qualified candidate has been identified and agrees to serve on our board of directors.  Messrs. Hatch, Albert and Limpert currently serve as directors of the Company.

We intend that the proxies solicited by us will be voted for the election of the nominees named above.  Each of the nominees has agreed to serve as a director if elected, and we believe each nominee will be available to serve.  However, the proxy holders have discretionary authority to cast votes for the election of a substitute should any nominee not be available to serve as a director.

Board Nominees for Election of Directors

Name	Age	Positions Held	Director Since	Officer Since

Brenton W. Hatch	62	Chief Executive Officer, President and Director	November 2008	October 2008
Harold Albert	50	Chief Operating Officer and Director	November 2008	October 2008
Andrew Limpert	43	Chief Financial Officer, Secretary and Director	November 2007	November 2007
James Solomon	62

With the exception of Mr. Solomon, the other nominees also serve as our executive officers and on our current board of directors.  A brief description the background and business experience of each nominee follows:

Brenton W. Hatch.  Mr. Hatch became the Chief Executive Officer and President of Profire Energy, Inc., in October 2008 and has served as the Chairman of the board of directors since November 2008.  Mr. Hatch has been responsible for overseeing the day-to-day operations of the Company since October 2008.  Mr. Hatch co-founded the Company’s wholly-owned subsidiary, Profire Combustion, Inc. in 2002.  Since that time he has served as the Chief Executive Officer and General Manager of Profire Combustion and has been responsible for the day-to-day operations of Profire Combustion since its inception.  Prior to founding Profire Combustion, between 2001 and 2002 Mr. Hatch was a Management Consultant and General Manager of Titan Technologies, Inc., an oilfield service and distribution company in Edmonton, Alberta, Canada.  In this position, Mr. Hatch performed an in-depth analysis of the operations and management of all divisions of Titan Technologies.  Based on his analysis, Mr. Hatch implemented company-wide operational changes to improve company performance.  From 1989 to 2000 Mr. Hatch served as President and Chief Executive Officer of Keaton International, Inc., an educational services company based in Edmonton, Alberta, Canada.  Mr. Hatch managed all executive functions of the company and particularly focused on the development and management of the company’s educational services.  During his time at Keaton International, Mr. Hatch led corporate networking and marketing campaigns world-wide.  Mr. Hatch earned a Bachelor’s Degree in Education from the University of Alberta in 1974.  Mr. Hatch is not currently, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company.  We considered Mr. Hatch’s experience with the Company, as a founder and as the principal executive officer of Profire Combustion, and his previous management and operational oversight experience in concluding that he should serve as a director of the Company.

Harold Albert.  Mr. Albert became the Chief Operating Officer of Profire Energy, Inc. in October 2008 and a director of the Company in November 2008.  Since that time Mr. Albert has been responsible for research and development of new products and services as well as overseeing Company operations in Canada.  Mr. Albert co-founded Profire Combustion, Inc. in 2002.  He has served as the President and Chief Operating Officer of Profire Combustion since that time.  In this capacity Mr. Albert is responsible for research and development of new products and services and overseeing operations.  Prior to founding Profire Combustion, Mr. Albert worked in the oil services industry for Titan Technologies, Inc. from 1996 to 2002.  During that time Mr. Albert served as an Associate Manager overseeing the company’s burner division.  From 1993 to 1996 Mr. Albert was employed with Natco Canada doing start up and commissioning of oil and gas facilities in both Canada and Russia.  Mr. Albert is not, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company.  We considered Mr. Albert’s experience with the Company, as a founder and principal operating officer of Profire Combustion and his previous management and operational experience in concluding that he should serve on the Company’s board of directors.

Andrew Limpert.  Mr. Limpert graduated from the University of Utah with a Bachelors of Science degree in Finance in 1994.  He earned a Masters of Business Administration with an emphasis in Finance from Westminster College in 1998.  Mr. Limpert joined the Company in November 2007 and has served as an executive officer of the Company and a director since that time.  As Chief Financial Officer, Mr. Limpert is responsible for strategic financial and business planning, business expansion and financial reporting.  From 1998 to 2008, Mr. Limpert was an investment advisor with Prime Advisor, LLC, providing wealth management direction and strategic and financial advice for several investment banks.  For the past 15 years he has founded, consulted on and funded numerous businesses in the private and public arenas.  In 2007 he became the chairman of the board of directors of Nine Mile Software Inc., a rebalancing and mutual fund trading software developer.  Nine Mile Software became an SEC registrant during 2008.  He resigned as Chairman of Nine Mile in April 2011.  During the past five years Mr. Limpert has also served as a director and interim CEO of Ohr Pharmaceutical Inc., a New York based biotech incubator.  Ohr Pharmaceutical is also an SEC registrant. Mr. Limpert resigned as an officer and director of Ohr Pharmaceutical in April 2010.  Mr. Limpert also serves on the board of directors of several non-profit organizations working in the areas of substance recovery and fitness and sports for youth, the Utah County Chamber of Commerce and the Bill & Vieve Gore School of Business at Westminster College.  Mr. Limpert is not, nor has he in the past five years been, a nominee or director of any registered investment company. We considered Mr. Limpert’s extensive investment experience and his related finance and educational background in concluding that he should serve on the Company’s board of directors.

James Solomon.  Since 2008 Mr. Solomon has served as the Chief Financial Officer and Secretary of Broadcast International, Inc., a communications services and technology company that specializes in installing, managing and supporting private communications networks for large organizations that have widely-dispersed locations or operations.  Mr. Solomon has also served as a director of Broadcast International, an SEC reporting issuer, since 2005.  Since 1993 Mr. Solomon has also been an adjunct professor at the Graduate School of Business at the University of Utah.  In 2002 Mr. Solomon formed Corporate Development Services, Inc., a business consulting firm and has served as its President since its formation.  Mr. Solomon also served on the board of directors of Nevada Chemicals, Inc., an SEC reporting issuer from 2001 to 2008 and he has served on the boards of directors of several privately-held companies.  From 1995 to 2002 Mr. Solomon was a business consultant primarily for emerging growth companies.  Mr. Solomon graduated from the University of Utah with a Bachelors of Science in Finance in 1972.  Mr. Solomon received licensure as a Certified Public Accountant in 1974.  Mr. Solomon is not, nor has he in the past five years been, a nominee or director of any registered investment company.  We considered Mr. Solomon’s experience in finance, accounting and business consulting, together with his experience as a CFO and director for several SEC reporting issuers in concluding that he should serve on the Company’s board of directors.

The board of directors recommends a vote “FOR” each of the nominees under Proposal 1.

Family Relationships

There are no family relations among any of our executive officers, directors, nominees or key employees.

Involvement in Certain Legal Proceedings

During 2012 Mr. Limpert entered into a settlement agreement with the Commission in connection with administrative proceedings commenced against him in 2011 for alleged events occurring between 2004 and 2008.  After a comprehensive investigation and full cooperation with the Commission, Mr. Limpert, based on the advice of his private SEC counsel, believed the settlement was in his best interest under the circumstances.  While not admitting to or denying the Commission’s findings, Mr. Limpert consented to disgorgement, penalties and interest for certain fees earned.  The penalties assessed were within the lowest tier statutorily allowed.  Mr. Limpert also agreed not to engage in violations of U.S. securities laws and to be temporarily barred from certain specific activities such as association or employment with any broker, dealer, investment adviser, investment company, etc., and from participating in an offering of penny stock as an unrelated collateral bar.  The settlement agreement provides that Mr. Limpert may reapply for licensure for any of the above after one calendar year, subject to compliance with the terms and conditions set out in the settlement agreement.  None of the violations alleged against Mr. Limpert related to his involvement with the Company.

The board of directors believes Mr. Limpert continues to be capable to serve as the Company’s CFO and on the Company’s board of directors.  Mr. Limpert has been an integral part of the Company’s creation of value and is an asset to the Company’s ongoing development.  The board of directors sees the aforementioned as an unrelated incident to the Company.

Other than the foregoing, during the past ten years none of our executive officers, directors or persons nominated to become a director has been involved in any of the following events that could be material to an evaluation of his ability or integrity, including:

(1) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

(2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses).

(3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting the following activities:

(i)
Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity poll operator, floor broker, leverage transaction merchant, and other person regulated by the Commodity Futures Trading Commission (“CFTC”), or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)	Engaging in any type of business practice; or

(iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws.

 (4)  Being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the rights of such person to engage in any activity described in (3)(i) above, or to be associated with persons engaged in any such activity.

(5)  Being found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated.

(6)  Being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated.

(7)  Being the subject of, or a party to any Federal or State judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i)	Any Federal or State securities or commodities law or regulations;

(ii)
Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

(8)  Being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

To our knowledge, none of our officers, directors or affiliates or any owner of record of 5% or more of our common stock, or any associate of any of the foregoing, is a party adverse to the Company or any of our subsidiaries or has a material interest adverse to the Company or any of our subsidiaries.

Related Party Transactions

We did not engage in any related party transactions with any of the nominees that exceed the standards set forth below in either of our past two fiscal years.

In accordance with our written policies and procedures our board of directors is charged with monitoring and reviewing issues involving potential conflicts of interests and reviewing and approving all related party transactions.  In general, for purposes of our policy, a related party transaction is a transaction, or a material amendment to any such transaction, involving a related party and the Company involving any amount that exceeds the lesser of $120,000 or 1% of the average of our total assets at year end for the last two completed fiscal years.  Our policy requires our management or our board of directors to review and approve related party transactions.  In reviewing and approving any related party transaction or material amendment to any such transaction, management or the board of directors must satisfy themselves that they have been fully informed as to the related party’s relationship to the Company and interest in the transaction and as to the material facts of the transaction, and must determine that the related party transaction is fair to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and any persons who own more than 10% of the common stock of the Company to file with the Securities and Exchange Commission reports of beneficial ownership and changes in beneficial ownership of common stock.  Officers and directors are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during the fiscal year ended March 31, 2012 all filing requirements applicable to our officers, directors, greater than 10% stockholders or any other person subject to Section 16 of the Exchange Act were met on a timely basis.

Director Independence

The board has determined that of the current directors or nominees only Mr. Solomon would qualify as an independent director as that term is defined in the NYSE Amex Company Guide.  Such independence definition includes a series of objective tests, including that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company.  As Messrs. Hatch, Albert and Limpert are also employed by the Company, the board of directors has determined that none of them are currently independent.  Although the Company’s common stock is not listed on NYSE Amex, the Company has applied the NYSE Amex independence rules to make its independence determinations.

Board Committees

The OTCBB does not require us to have an audit committee, a compensation committee or a corporate governance and nominating committee and the board does not currently have standing audit, compensation or corporate governance and nominating committees.  Our board of directors has determined that at this time it is in the Company’s best interest to have the full board fulfill the functions that would be performed by these committees.  The full board of directors is responsible for selection, review and oversight of the Company’s independent registered public accounting firm; approval of all audit, review and attest services provided by the independent registered public accounting firm; the integrity of our reporting practices and the evaluation of our internal controls and accounting procedures. The board is also responsible for the pre-approval of all non-audit services provided by its independent registered public accounting firm. Non-audit services are only provided by our independent registered public accounting firm to the extent permitted by law. Pre-approval is required unless a “de minimus” exception is met. To qualify for the “de minimus” exception, the aggregate amount of all such non-audit services provided to the Company must constitute not more than 5% of the total amount of revenues paid by us to our independent registered public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by us at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the board and approved prior to the completion of the audit by the board or by one or more members of the board to whom authority to grant such approval has been delegated.

As we do not currently have a standing audit committee, we do not at this time have an “audit committee financial expert” as defined under the rules of the Commission.  The board believes that, if elected, James Solomon would qualify as an audit committee financial expert were the board to establish a standing audit committee.

Our full board of directors also participates in the consideration of director nominees.  In general, when the board determines that expansion of the board or replacement of a director is necessary or appropriate, the board will review through candidate interviews with members of management, consult with the candidate’s associates and through other means determine a candidate’s honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues.  The board will review any special expertise, for example, that qualifies a person as an audit committee financial expert, membership or influence in a particular geographic or business target market, or other relevant business experience.  To date we have not paid any fee to any third party to identify or evaluate, or to assist in identifying or evaluating, potential director candidates.

Our board may establish committees from time to time to facilitate our management.

Board Leadership Structure and Role in Risk Oversight

Currently our CEO also serves as the Chairman of our board of directors and we do not have an independent lead director.  Given our current size, resources and access to potential qualified director candidates, the board believes the most effective leadership structure for the Company at this time and with our current CEO is to have a combined Chairman of the board of directors and CEO.  Our current combined structure promotes unified leadership, a cohesive vision and strategy for the Company and clear and direct communication to the board.

We do not have a policy regarding the separation or combination of the roles of the Chairman and CEO and believe that the separation or combination of these offices is a matter for discussion and determination by the board. The board believes that it should be able to select the Chairman of the board based on the criteria that the board deems to be in the best interests of the Company and its stockholders.

Board-level risk oversight is performed by our full board. Our risk oversight process is  intended to identify and analyze risks that the Company faces. Through this process our board, which currently includes all of our executive officers employs their business experience and knowledge, to identify material risks for which a full analysis and risk mitigation plan are necessary. The board and management monitor our risk mitigation action plans to ensure such plans are implemented and are effective in reducing the targeted risks.

Report of the Board of Directors

As discussed, we do not currently have a standing audit committee, therefore, our entire board of directors serves the functions that would be fulfilled by an audit committee.  The board of directors presents the following Report:

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended March 31, 2012.  We have discussed with our independent registered public accounting firm the matters required to be discussed by Statement of Accounting Standards 61, Communication with Audit Committees, as modified or supplemented, by the Auditing Standards Board of the American Institute of Certified Public Accountants and the Public Company Accounting Oversight Board (“PCAOB”).

We have received and reviewed the written disclosures from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and have discussed with our independent registered public accounting firm its independence.

Based on the foregoing review and discussions referred to above, we included the audited financial statements referred to above in our Annual Report on Form 10-K for the year ended March 31, 2012.

Brenton W. Hatch
Harold Albert
Andrew Limpert

Board Meetings and Attendance at Annual Meetings

The board held three meetings during our fiscal year ended March 31, 2012.  Each director attended 100% of the board of director meetings during the 2012 fiscal year (held during the period for which he has been a director).  The board did not take written action without a meeting during the 2012 fiscal year.

Although it is not mandatory for directors to attend annual meetings, each director is encouraged to attend meetings of stockholders.  The Company did not hold an annual meeting of directors for the 2012 fiscal year.

Communications with Directors

Shareholders and other parties interested in communicating with the board of directors may do so by writing to the Chairman of the Board of Directors, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, Utah 84042.  The Chairman of the board of directors will review and forward to the appropriate members of the board copies of all such correspondence that, in the opinion of the Chairman, deal with the functions of the board or that he otherwise determines requires their attention.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes the total compensation paid to the person serving as our principal executive officer and our two most highly compensated executive officers other than our principal executive officer.  These individuals are referred to herein as “named executive officers” or “NEOs.”  Other than as disclosed herein, none of our employees were paid in excess of $100,000 during the fiscal years ended March 31, 2012 and 2011.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation(1) ($)	Total ($)

Brenton W. Hatch	2012	208,858	150,000	-0-	-0-	22,800	381,658
CEO and Director	2011	199,896	33,500	-0-	-0-	25,450	258,846

Andrew Limpert	2012	168,000	40,000	-0-	-0-	16,800	224,800
CFO and Director	2011	120,000	12,000	-0-	-0-	16,800	148,800

Harold Albert	2012	204,000	151,125	-0-	-0-	30,338	385,463
COO and Director	2011	204,000	33,500	-0-	-0-	30,046	267,546

(1)	For a breakdown of the compensation components included in “All Other Compensation” please see the “All Other Compensation” table below.

All Other Compensation

The table below provides additional information regarding all other compensation awarded to the named executive officers as disclosed in the “All Other Compensation” column of the “Summary Compensation Table” above.

Name	Year	Vehicle Allowance, Fuel, Maintenance and Related Costs ($)	Cell Phone Expenses ($)	Medical Insurance Premiums ($)

Brenton W, Hatch	2012	12,000	-0-	10,800
	2011	9,600	3,850	12,000

Andrew Limpert	2012	9,600	-0-	7,200
	2011	9,600	-0-	7,200

Harold Albert	2012	24,853	-0-	5,484
	2011	18,474	-0-	11,572

We do not have a standing compensation committee, rather our Chief Executive Officer (“CEO”) evaluates officer and employee compensation issues subject to the approval of our board of directors.  Our CEO makes recommendations to the board of directors as to employee benefit programs and officer and employee compensation.  In the past, our CEO has made recommendations to the board of directors regarding his own compensation and we have no policy prohibiting the CEO from doing so. Our board of directors may seek input from the CEO as to his compensation, but CEO compensation must be approved by a majority of our board of directors.

Salary

Salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers.  The salary for each named executive officer is typically set at the time the individual is hired based on the factors discussed in the preceding sentence and the negotiation process between the Company and the named executive officer.  Thereafter, changes to annual salary, if any, are determined based on several factors, including evaluation of performance, anticipated financial performance, economic condition and local market and labor conditions.  The employment agreements of Mr. Hatch, Mr. Albert and Mr. Limpert provide for a full-time monthly salary of $17,000 per month.  During fiscal 2012, Mr. Limpert was not employed by the Company on a full-time basis.  His salary was adjusted to reflect the amount of time dedicated to his employment with the Company.  The board did not approve salary increases for the upcoming fiscal year for any of the named executive officers.

Bonuses

We may also make cash awards to our named executive officers and employees that are not part of any pre-established, performance-based criteria.  Awards of this type are completely discretionary and subjectively determined by our board of directors at the time they are awarded.  In the event this type of cash award is made, it is reflected in the “Summary Compensation Table” under a separate column entitled “Bonus.”  During the 2012 fiscal year, the board of directors, of its own discretion, awarded Christmas bonuses of $150,000 to Mr. Hatch, $151,125 to Mr. Albert and $40,000 to Mr. Limpert.  The bonuses were not awarded pursuant to any pre-established, performance-based criteria set by the compensation committee.  Rather, the bonuses were awarded in recognition of the efforts of the named executive officers to control costs and expenses and improve Company profitability, through revenue expansion, leadership and product innovation.  The Company was under no obligation to award the cash bonuses and is under no obligation to award future cash bonuses.

Employer Benefit Plans

At the current time, we do not provide any retirement, pension, or other benefit plans to our named executive officers; however, the board of directors may adopt plans as it deems reasonable under the circumstances.

Employment Agreements

We have entered into employment agreements with Mr. Hatch and Mr. Albert in November 2008, and with Mr. Limpert in January 2009.  The employment agreements provided for an initial employment term of three calendar years from the date of the agreements.  With the expiration of the initial term, the agreements are now self-renewing for additional one year periods for ten years unless terminated in accordance with the terms of the agreements.

The employment agreements of Mr. Hatch and Mr. Albert provide that they will devote, on a full-time basis, their best ability and talents to the business of the Company. The agreements prohibit the individuals from providing consulting services or accepting employment with any other party unless pre-approved by the Company.  Mr. Limpert’s employment agreement provided that he would initially be employed on a part-time, as needed basis.

In addition to a monthly salary, the employment agreements provide for reimbursement of all reasonable and necessary out-of-pocket personal expenses up to $3,000 per month for Mr. Hatch and Mr. Albert and up to $2,000 per month for Mr. Limpert. Expense items exceeding these limits must receive Company approval. The agreements provide for an $800 per month auto allowance for Mr. Hatch and Mr. Albert.  Mr. Limpert’s agreement provides that he is entitled to receive an $800 per month auto allowance so long as he maintains at least half-time employment with the Company.

The employment agreements provide that each of the named executive officers will be entitled to equal treatment with other principal officers of the Company with regard to medical and dental plans and benefits, retirement or similar plans, life insurance, sick leave, vacation or disability.  The Company will provide $1,000 per month for health/dental premiums and $1,000 per month matching retirement benefits when the Company establishes such a plan.

The employment agreements also contain confidentiality, non-disclosure, non-compete, non-solicitation and intellectual property assignment provisions.

Termination and Change in Control

The employment agreements of the named executive officers provide for the following payments in the event of termination of employment.

•
The individual may be terminated without cause by the Company upon 90 days prior written notice. If terminated without cause, the individual shall be entitled to six months salary and health and other benefits.

•
For cause upon prior written notice. If terminated for cause the individual shall be entitled to his salary and any employee rights or compensation which would vest in the month of termination pro-rated through the date of termination.

•
By resignation. If the individual resigns, he shall be entitled to receive his current monthly salary and other compensation. In the event of a resignation, employment shall terminate on the earlier of, 30 days following its tender and the date the resignation is accepted by the Company.

•
For disability or death. The Company shall have the option to terminate the agreement should the individual no longer be able to perform his essential functions. In the event of termination for death or disability the individual shall be entitled to the same compensation and benefits as if the agreement had been terminated without cause.

We do not have agreements, plans or arrangements, written or unwritten, with any of our named executive officers that would provide for payments or other benefits to any of our named executive officers in the event of a change in control of the Company or a change in the responsibilities of any named executive officer following a change in control of the Company.

Outstanding Equity Awards at Fiscal Year End

None of the named executive officers held outstanding equity awards at our fiscal year end.

Director Compensation

Each of our current directors is also a named executive officer and employee of the Company.  All compensation earned by Mr. Hatch, Mr. Albert and Mr. Limpert was compensation for services rendered in their capacity as employees of the Company.  They received no compensation for serving on our board of directors during the 2012 or 2011 fiscal years.  For details regarding the compensation received by each of our directors please see the Summary Compensation Table on page 12 of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as of December 31, 2012 the name and the number of shares of our common stock, par value of $0.001 per share, held of record or beneficially by each director, officer, nominee or person who held of record, or was known by us to own beneficially, more than 5% of the 45,155,000 issued and outstanding shares of our common stock, and the name and shareholdings of each director and of all officers and directors as group.

Type of Security	Name and Address	Amount & Nature of Beneficial Ownership	% of Class

Common	Brenton W. Hatch(1,2)	15,750,000	35%
	321 South 1250 West, Suite 1
	Lindon, Utah 84042

Common	Harold Albert(1,2)	15,750,000	35%
	Bay 12, 55 Alberta Ave.
	Spruce Grove, Alberta, Canada T7X 3A6

Common	Andrew Limpert(1,2)	3,808,085	9%
	321 South 1250 West, Suite 1
	Lindon, Utah 84042

Common	James Solomon(2)	0	0%
	2051 North Kingston Road Farmington, Utah 84025

Common	Shelly Nichol & Timothy Paul Nichol	3,217,991	7%
	Bay 12, 55 Alberta Ave.
	Spruce Grove, Alberta, Canada T7X 3A6
All executive officers and directors as a group (4 persons)		35,308,085	78%
	TOTAL	38,526,076	85%

(1) Mr. Hatch, Mr. Albert and Mr. Limpert are named executive officers and directors of the Company.
(2) Mr. Solomon is a nominee to the board of directors of the Company.

Change in Control

To the knowledge of the management, there are no present arrangements or pledges of our securities that may result in a change in control of the Company.

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a)) (c)
Equity compensation plans approved by security holders	1,830,000	$0.75	2,625,000
Equity compensation plans not approved by security holders	-0-	n/a	-0-
Total	1,830,000	$0.75	2,625,000

On May 13, 2003 we adopted The Flooring Zone, Inc., 2003 Stock Incentive Plan (the “2003 Plan”).  The 2003 Plan allows the Company to grant options to its key employees, officers, directors, consultants, advisors and sales representatives to purchase up to 500,000 shares of its $.001 par value restricted common stock at an exercise price to be determined by the board of directors at the time of grant.  In 2003 the Company granted 45,000 options, none of which were granted to any of the named executive officers.  These options vested immediately and were exercised in 2003.

In September 2009 our board of directors approved grants of options to purchase up to 410,000 shares under the 2003 Plan to six individuals, none of whom are executive officers or directors of our Company.  The options are exercisable at a price of $0.40, the closing price of our common stock on the OTCBB on the grant date. The options expire five years from the grant date. The options vest equally over three years with vesting occurring on the grant anniversary date.

There are currently 45,000 shares available for award under the 2003 Plan.

In November 2009 our shareholders approved the adoption of the Profire Energy, Inc., 2010 Equity Incentive Plan (the “2010 Plan”).  Under the 2010 Plan our key employees, officers, directors and other individuals or entities may be awarded stock options or granted shares of our common stock. The term of the 2010 Plan is 10 years.  The 2010 Plan permits the granting of up to a maximum of 4,000,000 shares of common stock.  The aggregate number of shares of common stock that may be issued to any individual or entity under the 2010 Plan shall not exceed twenty percent (20%) of the aggregate number of shares referred to in the preceding sentence.  The total number of shares issuable upon exercise of all outstanding options shall not exceed a number of shares which is equal to thirty percent (30%) of the then outstanding shares of the Company.

In February 2011 our board of directors granted options to purchase an aggregate of 600,000 shares of our restricted common stock to three Company employees, none of whom are executive officers or directors of the Company.  The options have an exercise price of $0.30 per share, which was equal to 85% of the market price of our common shares on the date of grant, as allowed under the terms of the 2010 Plan. The options vest in equal amounts over five years, with the initial portion vesting on the one-year anniversary of the date of grant. Vesting is contingent upon continued employment with the Company. The options expire six years from the date of grant.

In September 2012 our board of directors granted options to purchase an aggregate of 820,000 shares of our restricted common stock to 29 Company employees and consultants, none of whom are executive officers, directors or holder of greater than 5% of the outstanding common stock of the Company. The options were granted pursuant to the 2010 Plan.  The options have an exercise price of $1.25 per share, 97% of the fair market value of the shares on the date of grant. The options vest in equal amounts over five years, with the initial portion vesting on the one-year anniversary of the date of grant. Vesting is contingent upon continued employment with the Company. The options expire six years from the date of grant.

Change in Control

To the knowledge of the management, there are no present arrangements or pledges of the Company’s securities that may result in a change in control of the Company.

PROPOSAL TWO

SAY-ON-PAY—AN ADVISORY VOTE TO APPROVE
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Shareholders are being asked to approve, on an advisory basis, the compensation of our named executive officers, as disclosed under Securities and Exchange Commission rules, including the Compensation of Directors and Executive Officers, the compensation tables and related material included in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a shareholder, the opportunity to express your views on our named executive officers’ compensation. Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our named executive officers described in this proxy statement.

            As described in more detail above under “Compensation of Directors and Executive Officers” our executive compensation programs are designed to attract, retain and motivate talented executives, reward performance, and link the interest of the Company’s senior executives to the interests of the Company’s shareholders. The board of directors oversees our executive compensation, including the compensation of our named executive officers.

We entered into employment agreements with Mr. Hatch and Mr. Albert in November 2008, and with Mr. Limpert in January 2009.  The employment agreements provided for an initial employment term of three calendar years from the date of the agreements.  With the expiration of the initial term, the agreements become self-renewing for additional one year periods for ten years unless terminated in accordance with the terms of the respective agreements.

The employment agreements of our named executive officers provide for the following payments in the event of termination of employment:

•
the individual may be terminated without cause by the Company upon 90 days prior written notice. If terminated without cause, the individual shall be entitled to six month’s salary and health and other benefits;

•
for cause upon prior written notice. If terminated for cause the individual shall be entitled to his salary and any employee rights or compensation which would vest in the month of termination pro-rated through the date of termination;

•
by resignation. If the individual resigns, he shall be entitled to receive his current monthly salary and other compensation. In the event of a resignation, employment shall terminate on the earlier of, 30 days following its tender and the date the resignation is accepted by the Company; and

•
for disability or death. The Company shall have the option to terminate the agreement should the individual no longer be able to perform his essential functions. In the event of termination for death or disability the individual shall be entitled to the same compensation and benefits as if the agreement had been terminated without cause.

We do not have agreements, plans or arrangements, written or unwritten, with any of our named executive officers that would provide for payments or other benefits to any of our named executive officers in the event of a change in control of the Company or a change in the responsibilities of any named executive officer following a change in control of the Company.

We review our compensation plans and programs on an ongoing basis and periodically make adjustments taking into account competitive conditions and other factors. Please read “Compensation of Directors and Executive Officers” beginning on page 10 for additional details about our executive compensation programs, including information about the fiscal year 2012 compensation of our named executive officers.

We are asking our shareholders to support our named executive officer compensation as described in this proxy statement.  Accordingly, we ask you to vote FOR the following resolution at our Annual Meeting:

“RESOLVED, that Profire Energy, Inc.’s shareholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules, including the Compensation of Directors and Executive Officers, the executive compensation tables and related narrative discussion.”

This vote on the named executive officer compensation is advisory, and therefore will not be binding on the Company and will not affect, limit or augment any existing compensation or awards. However, we value our shareholders’ opinions and the board of directors will take into account the outcome of the vote when considering future compensation arrangements.

The board of directors unanimously recommends that shareholders vote FOR the approval of this proposal. Proxies solicited by the board will be so voted unless shareholders specify a contrary choice in their voting instructions.

PROPOSAL THREE

SAY-WHEN-ON-PAY – AN ADVISORY VOTE ON THE FREQUENCY
OF SHAREHOLDER SAY-ON-PAY VOTES

In addition to the “Say-on-Pay” proposal above, shareholders are being asked to vote, on an advisory basis, on how frequently the Company should present shareholders with a Say-on-Pay vote on the compensation of our named executive officers.  You may vote to have a Say-on-Pay vote held annually, every two years or every three years.  As required under SEC rules, this non-binding “frequency” vote will be presented to shareholders at least once every six years beginning with this Annual Meeting.

After careful consideration of this proposal, our board of directors has determined that a bi-annual advisory vote on the compensation of the Company’s named executive officers will allow shareholders to provide timely, direct input on the Company’s executive officer compensation philosophy, policies and practices.  The board believes that a bi-annual (every two years) vote is therefore consistent with the Company’s efforts to obtain your input on executive compensation matters while also balancing the cost associated with such efforts.

This vote on the frequency of shareholder Say-on-Pay votes is advisory, and therefore will not be binding on the Company or our board of directors. However, we value our shareholders’ opinions and the board of directors will take into account the outcome of the vote.  In voting on this proposal, you should be aware that you are not voting “for” or “against” the board’s recommendation on the frequency of holding advisory shareholder Say-on-Pay votes.  Rather, you are voting on your preferred voting frequency by choosing the option of one year, two years or three years.

The board of directors unanimously recommends that shareholders vote for the every two years (“TWO YEARS”) option in the advisory vote on the frequency of shareholder Say-on-Pay votes on the compensation of our named executive officers.  Proxies solicited by the board of directors will be so voted unless shareholders specify a contrary choice in their voting instructions.

PROPOSAL FOUR

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors has selected Sadler, Gibb & Associates, LLC, Certified Public Accountants (“SGA”) as the Company’s independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2013 and recommends that the stockholders vote to ratify such selection.  In the event of a negative vote on such ratification, the board of directors will reconsider its selection.

On July 14, 2011, we dismissed Child, Van Wagoner & Bradshaw, PLLC (“CVWB”) as our independent registered public accounting firm. CVWB audited the Company’s financial statements for the fiscal year ended March 31, 2011.  The report of CVWB for the fiscal year ended March 31, 2011 did not contain an adverse opinion, disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles.

The board of directors approved the dismissal of CVWB.  There were no disagreements between the Company and CVWB on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal year ended March 31, 2011or any subsequent interim period preceding the date of dismissal, which disagreements, if not resolved to the satisfaction of CVWB, would have caused CVWB to make reference to the subject matter of the disagreements in connection with its reports.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and CVWB occurring during the fiscal years ended March 31, 2011 and 2010 or any subsequent interim period preceding the date of dismissal.

On July 14, 2011, we engaged SGA, as the Company’s independent registered public accounting firm.  The decision to engage SGA was approved by our board of directors.  During the fiscal years ended March 31, 2011 and 2010 and during any subsequent interim period preceding the date of engagement, we did not consult with SGA regarding either:

•
the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor was oral advice provided that SGA concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

•	any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K.)

On July 18, 2011 we disclosed this change of accountants in a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 18, 2011.  We provided a copy of the Current Report on Form 8-K to CVWB prior to its filing and requested that CVWB furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the statements made in this report.  CVWB furnished the requested letter, a copy of which is attached to said Form 8-K as Exhibit 16.1

During each of our last two fiscal years we were billed the following fees for professional services rendered by SGA and CVWB:

	Fiscal 2012	Fiscal 2011

Audit	$40,000	$49,384
Audit related	-0-	-0-
Tax	-0-	-0-
All other	-0-	-0-
Total	$40,000	$49,384

Audit Fees.  Audit fees were for professional services rendered in connection with the audit of our annual financial statements included in our annual reports on Form 10-K, review of financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Board of Directors Pre-Approval Policies and Procedures.  At its regularly scheduled and special meetings, our board of directors, in lieu of an established audit committee, considers and pre-approves any audit and non-audit services to be performed by our independent registered public accounting firm. The board of directors has the authority to grant pre-approvals of non-audit services.

Our board of directors has not, as of the time of filing this annual report on Form 10-K with the Commission, adopted policies and procedures for pre-approving audit or permissible non-audit services performed by our independent auditors. Instead, the board of directors as a whole has pre-approved all such services. In the future, our board of directors may approve the services of our independent registered public accounting firm pursuant to pre-approval policies and procedures adopted by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of director’s responsibilities to our management.

The board of directors has determined that the services provided by the Company’s independent registered public accounting firms described above are compatible with maintaining independence as our independent registered public accounting firm.

A representative of SGA is expected to be present at the annual meeting.  In the event a representative is present, he or she will be given an opportunity to make a statement if he or she desires and if present, he or she is expected to be available to respond to appropriate questions.

The board of directors recommends a vote “FOR” ratification of the selection of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for the fiscal year ending March 31, 2013.

STOCKHOLDER PROPOSALS FOR NEXT YEAR

If you wish to include a proposal in the proxy statement for the next annual meeting of stockholders, your written proposal must be received by the Company no later than June 15, 2013.  The proposal should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission, the laws of the State of Nevada and our Bylaws.  Stockholder proposals may be mailed to the Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

For each matter that you wish to bring before the meeting, provide the following information:

•	a brief description of the business and the reason for bringing it to the meeting;
•	your name and record address;
•	the number of shares of Company stock which you own; and
•	any material interest (such as financial or personal interest) that you have in the matter.

Director Nominees Recommended by Stockholders

You may propose director candidates for consideration by the members of our board of directors.  It is our policy that our directors will consider recommendations for candidates to the board of directors from stockholders holding not less than 5% of our outstanding common stock continuously for at least 12 months prior to the date of the submission of the recommendation.  The board of directors will consider persons recommended by our stockholders in the same manner as a nominee recommended by other board members or management.  Shareholders desiring to suggest a candidate for consideration should send a letter to the Company’s Corporate Secretary and include:

•	a statement that the writer is a shareholder (providing evidence if the person's shares are held in street name) and is proposing a candidate for consideration;
•	the name and contact information for the candidate;

•	a statement of the candidate’s business and educational experience;
•	information regarding the candidate’s qualifications to be director, including but not limited to an evaluation of the factors discussed above which the board would consider in evaluating a candidate;
•	information regarding any relationship or understanding between the proposing shareholder and the candidate;
•	information regarding potential conflicts of interest; and
•	a statement that the candidate is willing to be considered and willing to serve as director if nominated and elected.

Because of the small size of the Company and the limited need to seek additional directors, there is no assurance that all shareholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the board, and no undertaking to do so is implied by the willingness to consider candidates proposed by shareholders.

INCORPORATION OF INFORMATION BY REFERENCE

We file annual and quarterly reports with the United States Securities and Exchange Commission.

The Company incorporates by reference the following information from its Annual Report on Form 10-K for the year ended March 31, 2012, attached hereto as Appendix A:

• Part II, Item 6, Selected Financial Data

• Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations

• Part II, Item 7A, Quantitative and Qualitative Disclosures about Market Risk

• Part II, Item 8, Financial Statements and Supplementary Data
The Company incorporates by reference the following information from its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, attached hereto as Appendix B:

• Part I, Item 1

• Part I, Item 2

• Part I, Item 3

The exhibits to the Form 10-K and Form 10-Q are available upon payment of charges that approximate reproduction costs. If you would like to request documents, please do so by January 4, 2013, to receive them before the Annual Meeting. Requests should be sent in writing to Profire Energy, Inc., ATTN Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our proxy statement and annual report have been sent to your address.

We will promptly deliver separate copies of our proxy statement at the request of any stockholder who is in a household that participates in the householding of our proxy materials. You may send your request by mail to: Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, Utah 84042 or by telephone at (801) 796-5127.  If you currently receive multiple copies of our proxy materials and would like to participate in householding, please contact our Corporate Secretary at the address or phone number described above.

OTHER MATTERS

We know of no other matters that are to be presented for action at the Annual Meeting other than those set forth above.  If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold.  Therefore, you are urged to execute and return the accompanying proxy in the enclosed envelope at your earliest convenience.

By order of the board of directors,

December 21, 2012	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.   NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

Appendix A
Annual Report on Form 10-K for the Year Ended March 31, 2012

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-K

☑	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended March 31, 2012

OR

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from ________ to _________

Commission File Number 000-52376

PROFIRE ENERGY, INC.
(Name of registrant as specified in its charter)

Nevada	20-0019425
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

321 South 1250 West, Suite 1
Lindon, Utah	84042
(Address of principal executive offices)	(Zip code)

(801) 796-5127
(Registrant’s telephone number, including area code)

Securities registered pursuant to section 12(b) of the Exchange Act:
None

Securities registered pursuant to section 12(g) of the Exchange Act:
Common, $0.001 par value

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
☐ Yes  ☑  No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act.
☐ Yes  ☑  No

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
☑ Yes  ☐  No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files.)
☑ Yes  ☐  No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.
☑

Appendix A – page 1

Indicate by check mark whether the registrant is a large accelerated filed, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated Filer ☐	Accelerated Filer ☐
Non-accelerated Filer ☐ (Do not check if a smaller reporting company)	Smaller Reporting Company ☑

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.)
☐ Yes  ☑  No

The aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which our common stock was last sold, as of the last business day of the our most recently completed second fiscal quarter was approximately $9,380,477.

As of June 19, 2012, the registrant had 45,000,000 shares of common stock, par value $0.001, issued and outstanding

Documents incorporated by reference:  None

Appendix A – page 2

Appendix A – page 3

PROFIRE ENERGY, INC.

Unless otherwise indicated by the context, references herein to the “Company”, “Profire”, “we”, our” or “us” means Profire Energy, Inc, a Nevada corporation, and its corporate subsidiaries and predecessors.

Unless otherwise indicated by the context all dollar amounts stated in this annual report on Form 10-K are in U.S. dollars.

Information Concerning Forward-Looking Statements

This annual report on Form 10-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) that are based on management’s beliefs and assumptions and on information currently available to management.  For this purpose any statement contained in this report that is that is not a statement of historical fact may be deemed to be forward-looking, including, but not limited to, statements relating to our future actions, intentions, plans, strategies, objective, results of operations, cash flows and the adequacy of or need to seek additional capital resources and liquidity.  Without limiting the foregoing, words such as “may”, “should”, “expect”, “project”, “plan”, “anticipate”, “believe”, “estimate”, “intend”, “budget”, “forecast”, “predict”, “potential”, “continue”, “should”, “could”, “will” or comparable terminology or the negative of such terms are intended to identify forward-looking statements.  These statements by their nature involve known and unknown risks and uncertainties and other factors that may cause actual results and outcomes to differ materially depending on a variety of factors, many of which are not within our control.  Such factors include, but are not limited to, economic conditions generally and in the industry in which we and our customers participate; competition within our industry; legislative requirements or changes which could render our services less competitive or obsolete; our failure to successfully develop new services and/or products or to anticipate current or prospective customers’ needs; price increases or employee limitations; and delays, reductions, or cancellations of contracts we have previously entered into, sufficiency of working capital, capital resources and liquidity and other factors detailed herein and in our other filings with the United States Securities and Exchange Commission (the “SEC” or “Commission”).  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

Forward-looking statements are predictions and not guarantees of future performance or events.  Forward-looking statements are based on current industry, financial and economic information, which we have assessed but which by their nature are dynamic and subject to rapid and possibly abrupt changes.  Our actual results could differ materially from those stated or implied by such forward-looking statements due to risks and uncertainties associated with our business.  We hereby qualify all our forward-looking statements by these cautionary statements.

These forward-looking statements speak only as of their dates and should not be unduly relied upon.  We undertake no obligation to amend this report or revise publicly these forward-looking statements (other than pursuant to reporting obligations imposed on registrants pursuant to the Exchange Act) to reflect subsequent events or circumstances, whether as the result of new information, future events or otherwise.

The following discussion should be read in conjunction with our financial statements and the related notes contained elsewhere in this report and in our other filings with the Commission.

PART I

Item 1.  Business

Overview

We originally incorporated under the name The Flooring Zone, Inc. in the State of Nevada on May 5, 2003 and engaged in the retail floor covering business from that time until the end of 2007.  On September 30, 2008 the Flooring Zone, Inc. entered into an Acquisition Agreement with Profire Combustion, Inc., an Alberta, Canada corporation, under which The Flooring Zone, Inc. acquired 100% of the outstanding common shares of Profire Combustion, Inc. in exchange for the issuance of 35,000,000 common shares.

Appendix A – page 4

Following closing of the exchange, the three Profire Combustion, Inc. shareholders held 78% of The Flooring Zone, Inc. common stock outstanding after the transaction.

On December 8, 2008 we amended our Articles of Incorporation to change the name of the corporation to Profire Energy, Inc.  The name change, and corresponding OTCBB trading symbol change from FZON to PFIE, became effective on January 20, 2009.

Principal Products and Services

We manufacture, install and service oilfield burner management systems and related products.  Our products and services aid oil and natural gas producers in the safe and efficient transportation, refinement and production of oil and natural gas.

In the oil and natural gas industry there are numerous demands for heat generation and control.  The product in pipelines and storage tanks must be kept sufficiently warm to flow efficiently.  Equipment of all kinds, including line-heaters, dehydrators, dewaterers, separators, treaters, amine reboilers, free-water knockout systems, etc. require sources of heat to satisfy their various functions.  In addition to the need for combustion products to meet heating demands, there is also a need for skilled combustion technicians.  Profire was founded to try to meet some of these needs.

Initially, our primary focus was on providing installation and maintenance services to service the products and systems of other manufacturers.  Management soon determined, however, that it would be in our best interest to also establish ourselves as a technology supplier.  Management also recognized the need to develop our own proprietary burner management systems to monitor and control combustion.  Our principal developmental goal in building our own system was to ensure that the system would meet or exceed the highest safety and quality standards in the industry and that the system would be functional and easily controlled by oilfield operators.

    With this goal in mind, we developed the Profire 1100 burner management system.  This system has become widely popular in Western Canada, with sales to such companies as Exxon-Mobil, Shell, ConocoPhillips, Devon Energy, Petro-Canada, Encana and many others.  This system has also been sold and installed in various parts of the world, including the United States, France, Italy, England, the Middle East, Australia, China and Brazil.

During our fourth fiscal quarter 2011, we introduced a new product, the Profire 2100.  The 2100 is a more powerful burner management system than the 1100.  It complies with CSA and UL ratings and has expandability and remote access and data logging.  It has more custom features than the 1100 and allows the end user much more flexibility in multiple field applications.

We believe our Profire 2100 and 1100 burner management systems offer certain advantages to other burner management systems on the market including that they:

•	meet or exceed all relevant codes and standards;
•	easily install with clearly marked component I/O;
•	have easily accessible and removable terminal connections;
•	rapidly shut down on flame-out;
•	use DC voltage spark ignition;
•	accommodate solar panel or TEG applications with a low-power design;
•	enable auto-relight or manual operation; and
•	include transient protected fail-safe circuits.

In addition to the Profire 2100 and 1100 burner management systems, we manufacture other systems and products for sale, including a burner management system specific to incinerator systems and other specialized applications with the use of expanded software cards and “fuel-trains” or “valve-trains” to accompany system installations.  These fuel-trains include piping, valves, controls, etc., relating to the process of safely providing fuel to burners, as well as having safety controllers to monitor operations.  We are also developing various products that will be introduced to the market over the next few years.  These may range from valve systems to igniters.  We recently introduced a patent pending firegate technology that also provides efficiency benefits to our clients. We continually assess market needs and look for opportunities to provide quality solutions to the oil and gas producing companies we serve.

Appendix A – page 5

Principal Markets and Distribution Methods

Initially we focused our sales efforts primarily in Western Canada.  Given our success in that market, we determined to expand our sales efforts to other markets, particularly the U.S. market.  Pursuant to our development strategy, we have purchased office and warehouse space in Lindon, Utah and we opened an office in Houston, Texas to serve our current and potential clients in that region.  At present, we believe the best ways to penetrate new markets is to retain well-established supply companies to represent Profire products and market them to their existing customers and to establish regional offices to support such activity  We hope to take advantage of those existing relationships to rapidly establish market share in new markets.  We are currently contacting product supply houses in various new markets to represent our products.  We have four in-house sales personnel in the U.S. market who are primarily responsible for creating and establishing these relationships.  In Canada, we have a well established reputation and we continue to utilize these relationships to sell our products directly to end users through our dedicated three-person sales staff.  Relationships also currently exist with three major non-exclusive authorized distributors in the U.S. and Brazil who continue to create awareness of our products and services.

Competition

Based on our experience, we believe most of the other companies in our industry are either small-sized service companies or product retailers who sell products but have no service department to support their products.  In the U.S. market we are beginning to see several companies that are marketing related and somewhat similar products.  They include SureFire, Platinum and ACL.  These competitors are limited regionally and tend to focus on areas close to their headquarters.  While we believe the price is a significant method of competition within our industry, we believe the most important competitive factors are performance and quality.  Profire has, and intends to continue to provide top quality high performance products.

We recognize that the oilfield services industry is highly competitive.  As this industry grows and matures we expect additional companies will seek to enter this market.  Many of these companies may be more highly capitalized, more experienced, more recognized or better situated to take advantage of market opportunities.

Sources and Availability of Raw Materials

We have contracted with a third-party manufacturer, to manufacture our burner management systems, specifically the Profire 2100, 1100 and the Profire 1100i.  This has helped to improve manufacturing efficiencies.  Under the direction of our product engineers, the manufacturer is able to procure all electronic parts, specialty cases and components, and from those, assemble the complete system.  Using specialty equipment and processes provided by us, the system is tested on-site by the manufacturer and if the finished product is acceptable, it is shipped to us for distribution.  Orders to the manufacturer are typically for 500 to 1,000 systems.  The shipments are usually limited to 250 systems, so that in the event any one shipment is lost or damaged, inventory levels are not seriously impacted.  The entire process is typically completed within sixty days of issuing the purchase order.

While we have a contract in place with this manufacturer, should we lose its services, for whatever reason, we believe we have adequate alternative manufacturing sources available.  We do not have contracts in place with the parties from whom we acquire parts and products.  We believe, however, there are adequate alternative sources for parts and products available to us should they be needed.  In the past, we have not experienced any sudden and dramatic increases in the prices of the major components for our systems.  Because the component parts we use are all low priced (none are currently higher than $40), we do not anticipate that a sudden or dramatic increase in the price of any particular component part would have a material adverse effect on our results of operations or financial condition even if we were unable to increase our sale prices proportionate to any such component price increases.

Appendix A – page 6

Dependence upon Major Customers

During the fiscal years ended March 31, 2012, 2011 and 2010, the following customers accounted for more than 10% of our total revenues:

	Year ended March 31,
Customer	2012	2011	2010
Grit Industries/A-Fire Holdings Ltd.	16%	19%	26%
Heating Solutions International Inc.	22%	15%	19%
Guest Controls	12%	14%	23%

Often our customers, as is the case with Grit Industries Inc./A-Fire Holdings Ltd. and Heating Solutions International Inc., are contractors for large oil companies who specify the use of our equipment.  Typically, our customers bid for the same jobs, so if one does not get the job, another will.  Regardless, of who wins the contract, if the oil company bidding out the job requires our equipment the winning bidder has to acquire the equipment from us.  Of course, the loss of any one or more of these major customers could have a material adverse effect on our business, financial condition, results of operations and cash flows.

Patents, Trademarks and Other Intellectual Property

While we believe that the success of our business depends more on the technical competence, creativity and marketing abilities of our employees than on any individual patent, trademark, or copyright, as part of our ongoing research, development and manufacturing activities, we may, if we believe it will provide us a strategic or economic advantage, seek patents or other appropriate intellectual property rights and protections.  We recently applied for patent protection on our new firegate technology and we anticipate pursuing appropriate intellectual property protection as we recognize additional technological innovations.

Need for Governmental Approval of our Principal Products or Services

We are required to obtain certain safety certification/rating for our combustion management systems before they are released to the market.  We have received the appropriate CSA and UL certifications for our burner management systems.

Effects of Existing or Probable Governmental Regulation on our Business

As government and industry continue to heighten safety standards, demand for combustion safety controllers and management systems, such as those we produce, continues to grow.  The arena of mixing fire and gas is an area of obvious focus for safety regulators.  Governing bodies have historically been reticent to establish standards that were too demanding, as safety products and policing capabilities were not readily available.  More recently, however, regulators in the United States have begun enacting more stringent compliance and efficiency requirements.  We have always focused on providing products and services that exceed existing safety standards, therefore, we believe demand for our products will increase as regulators continue to tighten safety and efficiency standards in the industry.

In addition to satisfying regulatory and safety requirements, we believe oil and gas companies are beginning to recognize the significant increases in efficiency, safety and emission control gains that can be realized through the use of our burner management systems and products.

Research and Development

We place strong emphasis on product-oriented research and development relating to the development of new or improved products and systems.  During the years ended March 31, 2012 and March 31, 2011 we spent $164,400 and $107,900, respectively, on research and development programs.  None of these research and development costs were borne by our customers pursuant to customer-sponsored research activities relating to the development of new products, services or techniques or the improvement of existing products, services or techniques.

Appendix A – page 7

Cost and Effects of Compliance with Federal, State and Local Environmental Laws

Our business is affected by local, provincial, state, federal and foreign laws and other regulations relating to the gas and electric safety standards and codes presently extant in the oil and gas industry, as well as laws and regulations relating to worker safety and potentially environmental protection.  We cannot predict the level of enforcement of existing laws and regulations or how such laws and regulations may be interpreted by enforcement agencies or court rulings, whether additional laws and regulations will be adopted, or the effect such changes may have on us, our business or financial condition.

Additionally, our customers are affected by laws and regulations relating to the exploration for and production of natural resources such as oil and natural gas.  These regulations are subject to change and new regulations may curtail or eliminate customer activities in certain areas where we currently operate.  We cannot determine the extent to which new legislation may impact customer activity levels, and ultimately, the demand for our products and services.

Employees

As of June 19, 2012, we had 33 employees, all of which are full-time employees. We have 20 employees working out of our Edmonton, Alberta Canada office, 11 working out of our Lindon, Utah, U.S. office and two working in our Houston, Texas, U.S. office.

Reports to Security Holders

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other items with the Commission.  The public may read and copy any materials we file with the Commission at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549 on official business days during the hours of 10:00 am to 3:00 pm.  The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  Alternatively, you may access these reports, proxy statements and information statements and other information regarding issuers that file electronically with the Commission at its internet website www.sec.gov.  We provide free access to our filings with the Commission, as soon as reasonably practicable after filing, on our Internet web site located at www.profireenergy.com. Information appearing on our website is not part of any report that we file with the Commission.

Item 1A.  Risk Factors

In addition to the risks discussed under the heading “Business” we are subject to the following risks.

Risks Relating to our Business

Our business and financial condition could be materially impacted if we lose the services of certain employees.  During the fiscal year we brought in additional employees and are working to cross train employees to lessen our dependence on any particular individual.  We believe this has decreased our dependence on any one individual.  We currently maintain key-man insurance on our CFO, Mr. Limpert but not on our other executive officers or employees. The policy on Mr. Limpert is a term policy with a two million dollar benefit to the Company.  Although it would not solve the potential problem of a loss of the services of any particular employee, we may seek key-man insurance on the other key individuals, and perhaps others, to help in the case of such an event.  The loss of the services of any of the executive officers identified in this report could have a materially detrimental impact on the Company.

If we are unable to attract and retain skilled employees that could impair our growth potential and profitability.  Our ability to remain productive and profitable depends substantially on our ability to attract and retain skilled employees.  Our ability to expand our operations is in part impacted by our ability to increase our labor force.  The demand for skilled oilfield employees is high and the supply is very limited.  A significant increase in the wages paid by competing employers could result in a reduction in our skilled labor force, increases in the wage rates paid by us, or both.  If either of these events were to occur, our capacity and profitability could be diminished, and our growth potential could be impaired.

Appendix A – page 8

The concentration of our customers in one region may impact our overall exposure to credit risk.  While we are beginning to realize success in our efforts to expand to new markets, the significant majority of our current customers are located in Western Canada.  This concentration of customers in one industry and one region may impact our overall exposure to credit risk, either positively or negatively, in that customers may be similarly affected by changes in economic and industry conditions.  We perform ongoing credit evaluations of our customers and do not generally require collateral in support of our trade receivables.

Our business has potential liability for litigation, personal injury and property damage claims assessments.  Our operations involve exposure to inherent risks, including explosions and fires.  If any of these events were to occur, it could result in liability for personal injury and property damage, pollution or other environmental hazards or loss of production.  Litigation may arise from a catastrophic occurrence at a location where our equipment and services are used.  This litigation could result in large claims for damages. The frequency and severity of such incidents could affect our operating costs, insurability and relationships with customers, employees and regulators.  These occurrences could have a material adverse effect on the Company.  We maintain what we believe is prudent insurance protection.  We cannot assure you that we will be able to maintain adequate insurance in the future at rates we consider reasonable or that our insurance coverage will be adequate to cover future claims and assessments that may arise.

Some of our products use equipment and materials that are available from a limited number of suppliers.  We purchase equipment provided by a limited number of manufacturers who specialize in combustion burner equipment.  During periods of high demand these manufacturers may not be able to meet our requests for timely delivery, resulting in delayed deliveries of equipment and higher prices for equipment.  There are a limited number of suppliers for certain materials used in burner management systems, our largest product line.  While these materials are generally available, supply disruptions can occur due to factors beyond our control.  Such disruptions, delayed deliveries, and higher prices could limit our ability to provide services or increase the costs of providing services thus reducing revenues and profits.

If we are unable to expand into new markets our ability to grow our business and profitability as planned could be materially adversely effected.  We intend to continue to pursue our aggressive growth strategy for the foreseeable future.  Future operating results will depend largely upon our ability to expand to new markets and increase sales.  To support this growth, we have and will continue to expand our marketing expenditures, add new employees and open additional offices, as needed.  There can also be no assurance that we will be able to expand our market share in our existing markets or successfully enter new or contiguous markets.  Nor can there be any assurance that such expansion will not adversely affect our profitability and results of operations.  If we are unable to manage our growth effectively, our business, results of operations and financial condition could be materially adversely affected.

If we are unable to manage growth effectively our business, results of operations and financial condition could be materially adversely affected.  Our ability to successfully expand to new markets is dependent on a number of factors including:

•	our ability to market our products and services to new customers;
•	our ability to hire, train and assimilate new employees;
•	the adequacy of our financial resources; and
•	our ability to correctly identify and exploit new geographical markets and to successfully compete in those markets.

There can be no assurance that we will be able to achieve our planned expansion, that our products will gain access to new markets or be accepted in new marketplaces, or that we will achieve planned operating results or results comparable to those we experience in existing markets in the new markets we enter.

Changes in the level of capital spending by our customers could negatively impact our business and financial condition. Our principal customers are oil and natural gas exploration and production companies.  Our results of operations are dependent on the level of capital spending by our customers.  The energy industry’s level of capital spending is substantially related to the prevailing commodity price of natural gas and crude oil.  Low commodity prices have the potential to reduce the amount of crude oil and natural gas that our customers can produce economically.  While our products actually enhance the efficiency of their wells, we believe a prolonged downturn in market price will lead to reductions in the capital spending budgets of our clients and reductions in the demand for our products and services.

Appendix A – page 9

Risks Relating to our Stock

Liquidity of common stock. Our common stock has limited trading volume on the Over-the-Counter Bulletin Board and is not listed on a national exchange.  Moreover, a significant percentage of the outstanding common stock is “restricted” and therefore subject to the resale restrictions set forth in Rule 144 of the rules and regulations promulgated by the Commission under the Securities Act.  These factors could adversely affect the liquidity, trading volume, price and transferability of our common stock.

Our management has a substantial ownership interest in our common stock and the availability of our common stock to the investing public may be limited.  Our management owns approximately 79% of our outstanding common stock.  The availability of our common stock to the investing public may be limited to those shares not held by our executive officers, directors and their affiliates, which could negatively impact our trading prices and affect the ability of our minority stockholders to sell their shares.  Future sales by executive officers, directors and their affiliates of all or a portion of their shares could also negatively affect the trading price of our common stock.

You may face significant restrictions on the resale of our common stock due to federal regulations of penny stocks.  If at any time we have net tangible assets of $5.0 million or less and our common stock has a market price per share of less than $5.00, transactions in our common stock may be subject to the “penny stock” rules promulgated under the Exchange Act. Under these rules, broker-dealers who recommend such securities to persons other than institutional accredited investors must:

•	make a special written suitability determination for the purchaser;
•	receive the purchaser’s written agreement to a transaction prior to sale;
•
provide the purchaser with risk disclosure documents that identify certain risks associated with investing in “penny stocks” and that describe the market for the “penny stocks,” as well as a purchaser’s legal remedies: and

•
obtain a signed and dated acknowledgement from the purchaser demonstrating that the purchaser has actually received the required risk disclosure document before a transaction in a “penny stock” can be completed.

If our common stock is subject to these rules, broker-dealers may find it difficult to effect customer transactions and trading activity in our securities may be adversely affected. As a result, the market price of our securities may be depressed, and you may find it more difficult to sell our securities.

Item 1B. Unresolved Staff Comments

As a smaller reporting company, as defined in Rule 12b-2 promulgated under of the Securities Exchange Act of 1934, as amended, and in Item 10(f)(1) of Regulation S-K, we are electing scaled disclosure reporting obligations and therefore are not required to provide this the information requested by this Item.

Item 2. Properties

Our principal operational offices are located at Bay 12, 55 Alberta Avenue, Spruce Grove, Alberta, Canada where we own approximately 16,000 square feet of office and warehouse space.  We anticipate this facility will be suitable and adequate for our needs for the next twelve months.  If the need arose, however, we believe we could secure additional space on acceptable terms.

We also own approximately 9,500 square feet of executive office and warehouse space located at 321 South 1250 West, Suite 1, Lindon, Utah.  We anticipate this facility will be suitable and adequate for our needs for the next twelve to twenty four months.  If the need arose, however, we believe we could secure additional space on acceptable terms.

Appendix A – page 10

We lease approximately 1,250 square feet of office space located at 10900 Brittmore Park Drive, Suite C, Houston, Texas.  The term of the lease on this space is through January 31, 2014.  Our monthly rent is $1,463.  We anticipate this space will be suitable and adequate for our needs through the term of the lease.

Item 3. Legal Proceedings

           From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business.  However, litigation is subject to inherent uncertainties, and an adverse result in matters may arise from time to time that may harm our business. As of the date of this annual report on Form 10-K management is not aware of any material pending legal, judicial or administrative proceedings to which the Company or any of its subsidiaries is a party or of which any properties of the Company or its subsidiaries is the subject.

Item 4.  Mine Safety Disclosures

None.

PART II

Item 5. Market for Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities

Our common stock is quoted on the Over-the-Counter Bulletin Board (“OTCBB”) under the symbol “PFIE.OB.”

The following table presents the high and low bid quotations for the fiscal years ended March 31, 2012 and March 31, 2011The published high and low bid quotations were furnished to us by OTC Markets Group, Inc.  These quotations reflect inter-dealer prices without retail mark-up, mark-down or commission and may not necessarily represent actual transactions.  In addition, these quotations do not represent actual transactions.

	BID PRICES
	HIGH	LOW
Fiscal year ended March 31, 2012

Fourth Quarter	$ 1.75	$ 0.67
Third Quarter	0.95	0.30
Second Quarter	0.80	0.28
First Quarter	$ 1.11	$0.275

Fiscal year ended March 31, 2011

Fourth Quarter	$ 0.46	$ 0.22
Third Quarter	0.25	0.10
Second Quarter	0.30	0.15
First Quarter	$ 0.35	$ 0.29

Holders

As of June 19, 2012, we had approximately 103 shareholders of record holding our 45,000,000 shares of outstanding common stock. The number of record shareholders was determined from the records of our stock transfer agent and does not include beneficial owners of common stock whose shares are held in the names of various security brokers, dealers, registered clearing houses or agencies, banks or other fiduciaries.

Appendix A – page 11

Dividends

We have not declared a cash dividend on any class of common equity in the last two fiscal years.  There are no restrictions on our ability to pay cash dividends, other than any state law that may be applicable.  Under Nevada law, dividends may be paid to the extent that a corporation’s assets exceed it liabilities and it is able to pay its debts as they become due in the usual course of business.  Our board of directors does not anticipate paying any dividends in the foreseeable future; it intends to retain the earnings that could be distributed, if any, for operations.

Securities Authorized for Issuance Under Equity Compensation Plans

See Item 12 “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of this report.

Performance Graph

As a smaller reporting company, as defined in Rule 12b-2 promulgated under of the Securities Exchange Act of 1934, as amended, and in Item 10(f)(1) of Regulation S-K, we are electing scaled disclosure reporting obligations and therefore are not required to provide this the information requested by this Item.

Recent Sales of Unregistered Securities

During the quarter ended March 31, 2012 we did not sell any securities.

Issuer Purchases of Equity Securities

During the quarter ended March 31, 2012 neither we, nor any affiliated purchasers, purchased any of our equity securities.

Item 6.  Selected Financial Data

As a smaller reporting company, as defined in Rule 12b-2 promulgated under of the Securities Exchange Act of 1934, as amended, and in Item 10(f)(1) of Regulation S-K, we are electing scaled disclosure reporting obligations and therefore are not required to provide this the information requested by this Item.

Item 7.  Management's Discussion and Analysis of Financial Condition and Results of Operations

For a complete understanding, this Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the Consolidated Financial Statements and Notes to the Consolidated Financial Statements contained in this annual report on Form 10-K.

Some of the statements set forth in this section are forward-looking statements relating to our future results of operations.  Our actual results may vary from the results anticipated by these statements.  Please see “Information Concerning Forward-Looking Statements” on page 4.

Results of Operations

Comparison of the years ended March 31, 2012 and 2011.

Total Revenues

Our total revenues during the year ended March 31, 2012 increased 98% to $15,925,213 from $8,033,926 during the year ended March 31, 2011.  Increasing oil prices and general increased operational activity during fiscal 2012 and the stabilizing worldwide economy helped increase revenues significantly during that period.  The strong rebound in oil prices resulted in improved sales and increased production activity in oil and gas and continued through our entire fiscal year. We have worked to expand our operations by adding facilities in the United States. We expect to realize significant U.S. based revenues during the coming year and have started to see revenues in the US increase significantly.  During

Appendix A – page 12

fiscal 2012, sales of goods increased 107% and the service revenue increased 24%.  During the year ended March 31, 2012, product sales accounted for 93% of total revenues and service sales accounted for 7% of total revenue.  During the year ended March 31, 2011 product sales accounted for 89% of total revenues and service sales accounting for 11% of total revenue.  As we continue to focus on the development of new products and expand sales of our existing products, we anticipate product sales will continue to account for the significant majority of our revenue.

During the fiscal year ended March 31, 2012 95% of total revenues were generated from products and services sold in Canada.  The remaining 5% of total revenue was generated from sales in the United States.  By comparison, during the fiscal year ended March 31, 2011, 100% of our total revenues were generated from Canadian sales.  As we continue our efforts to expand into U.S. markets, we anticipate the percentage of revenues from sales in the United States will continue to increase as a percentage of total revenues.

Cost of Goods Sold

Cost of goods sold during the year ended March 31, 2012 was $6,170,073 for product sales and $717,796 for services for a total cost of goods sold of $6,887,869 compared to $2,812,323 for product sales and $529,821 for services for a total cost of goods sold of $3,342,144 during the fiscal year ended March 31, 2011.  While total revenue increased 98%, cost of goods sold increased by 106%.  Our gross profit for 2012 was 57% of total revenues compared to 58% during fiscal 2011. Margins decreased slightly as cost of goods sold increased due to higher material costs during the reporting period. We anticipate that as product sales increase in the coming year cost of goods sold will also increase proportionately.  However, with anticipated volume discounts and improved efficiency that we believe should be realized in the future, we expect cost of goods sold, as a percentage of total revenues, will not be significantly higher in fiscal 2013.

General and Administrative Expenses

General and administrative expenses for the fiscal year ended March 31, 2012 were $2,752,451, a 110% increase compared to the fiscal year ended March 31, 2011.  General and administrative expenses were 17% of total revenues in fiscal 2012 compared to 16% of total revenues in fiscal 2011. The increase can be attributed to the general increase in operational activity and the expansion into the U.S. market. We have made significant investment in our staff and its growth to expand markets as well as develop products.  Along with this growth is a sharpened focus on training clients and suppliers on combustion control and management.  We have retained additional support staff to manage this growth such as sales management, IT, operational management, quality control and shipping staff.  In addition to this, we also realized increases in several major components of general and administrative expenses including royalties of $768,647, professional fees of $584,660, stock option expense of $80,530 and bad debt expense of $89,876 during fiscal 2012.  By comparison, during fiscal 2011 we realized royalties of $396,250, professional fees of $337,400, stock option expense of $45,262 and bad debt expense of $7,377.  Royalties are paid as a percentage of sales and increase proportionate to sales. Professional fees include legal and accounting costs related to our public filings and investor relations fees.  The increase in professional fees was primarily due to additional investor relations fees of approximately $137,000 paid in 2012. Legal and accounting costs incurred during fiscal 2012 related to our public filings remained fairly constant. Stock options granted in 2011 are amortized over the expected term of five years.  Accordingly we anticipate a similar expense in 2013. Our bad debt expense increased as a factor of our increased sales and not due to any unusual credit risks.  As we continue to expand, we anticipate general and administrative expenses will also continue to grow in proportion.

Payroll Expense

Payroll expense during the fiscal year ended March 31, 2012 increased 81% to $1,757,855 compared to $969,966 during the fiscal year ended March 31, 2011.  Payroll expense increased as a result of hiring additional personnel, including a sales director and engineering personnel, in anticipation of expansion and growth in sales and the further development of the aforementioned 2100, firegate technology and several other contemplated technologies.  Payroll expense was 11% of total revenues in fiscal 2012 compared to 12% in fiscal 2011.  Included in payroll expense were executive management bonuses of $341,125 and $79,000 during 2012 and 2011, respectively. Management bonuses were determined subjectively as a reward for their efforts in our success.  We anticipate future management bonuses may similarly be awarded based upon the determination of the board of directors, or a compensation committee if one is established by the board of directors.  We expect payroll expense will increase in the upcoming fiscal year as we continue efforts to expand our sales force and associated support and logistical personnel in the U.S. market.

Appendix A – page 13

Depreciation Expense

Depreciation expense, not related to cost of sales, during fiscal 2012 was $159,421 or 118% higher than fiscal 2011. Depreciation expense increased in 2012 primarily due to the addition of the Lindon, Utah location and some production equipment as we expanded our capacity.  We do not anticipate major asset acquisitions during 2013 which would lead to increased depreciation expense.

Total Other Expense

During the fiscal year ended March 31, 2012 total other expense decreased 43% to $16,395 as a decrease in interest expense and an increase in rental income were only partially offset by a decrease in interest income during the year.  While we anticipate interest expense will continue to decrease, we do not expect to realize rental or significant interest income in upcoming quarters.  We do not expect total other expense to increase significantly in upcoming fiscal quarters.

Net Income Before Income Tax

Net income before income taxes during the 2012 fiscal year increased to $4,351,222 from $2,312,674 during fiscal 2011.  This 88% increase was primarily the result of the 93% increase in gross profit which was only partially offset by the 99% increase in total operating expense.

Income Tax Expense

Income tax expense increased from $686,211 during fiscal 2011 to $1,163,451 during fiscal 2012, a 70% increase.  We expect the tax rate to be close to the statutory rate in subsequent years.  We anticipate that as revenues grow, our income tax expense will also be higher.  We have exhausted our tax credits associated with the Canadian small business deductions from prior years, thus we expect taxes as a percentage of revenue to be higher than in prior periods in which we made a profit.  During 2011 we realized our first taxable income in the United States. Accordingly, we exhausted our net operating loss carryovers in the U.S. and accrued approximately $17,191 of income tax.  The balance of our income tax expense for 2012 was National and Provincial income taxes in Canada.  As revenue and profits from U.S. operations expand we expect our income tax expense obligations in the U.S. will increase accordingly.

Foreign Currency Translation Gain (Loss)

Our consolidated financial statements are presented in U.S. dollars.  Our functional currency is Canadian dollars.  Our financial statements were translated to U.S. dollars using year-end exchange rates for the balance sheet and weighted average exchange rates for the statements of operations.  Equity transactions were translated using historical rates.  Foreign currency translation gains or losses as a result of fluctuations in the exchange rates are reflected in the statement of operations and comprehensive income.

Therefore, the translation adjustment in our consolidated financial statements represents the translation differences from translation of our financial statements.  As a result, the translation adjustment is commonly, but not always, positive if the average exchange rates are lower than exchange rates on the date of the financial statements and negative if the average exchange rates are higher than exchange rates on the date of the financial statements.

During the year ended March 31, 2012, we recognized a foreign currency translation loss of $147,061 compared to foreign currency translation gain of $365,863 during the year ended March 31, 2011.  This loss was the result of a weakening of the Canadian dollar versus the US dollar in the reporting period.

Total Comprehensive Income

For the foregoing reasons, we realized a total comprehensive income of $3,038,265 during the fiscal year ended March 31, 2012, compared to total comprehensive income of $1,988,246 during the fiscal year ended March 31, 2011.

Appendix A – page 14

Earnings Per Share

For the fiscal year ended March 31, 2012 we realized $0.07 per share on a basic and on  a fully diluted basis compared to $0.04 per share on a basic and on a fully diluted basis for the fiscal year ended March 31, 2011.

Liquidity and Capital Resources

We have not required any financing during the past two fiscal years.  We have a $400,000 revolving credit line with a local banking institution that we also use from time to time to satisfy short-term fluctuations in cash flows, but we have not accessed this credit line during the past two fiscal years.  At March 31, 2012 we had $-0- outstanding on our line of credit.

As of March 31, 2012 we had total current assets of $8,143,468 and total assets of $10,125,758 including cash and cash equivalents of $1,914,877.  At March 31, 2012 total liabilities were $1,494,182, all of which were current liabilities.

During the fiscal years ended March 31, 2012 and 2011 cash was primarily used to fund expansion of our facilities.  See below for additional discussion and analysis of cash flow.

	Year ended March 31, 2012	Year ended March 31, 2011
Net cash provided by (used in) operating activities	$1,604,135	$(213,916)
Net cash used in investing activities	$(1,487,628)	$(210,519)
Net cash provided by (used in) financing activities	$-	$-
Effect of exchange rate changes on cash	$108,984	$182,064
NET INCREASE (DECREASE) IN CASH	$225,491	$(242,371)

Net cash provided by our operating activities during fiscal 2012 was $1,604,135.  As discussed above, during the fiscal year ended March 31, 2012 we realized a significant increase in net income which was partially offset by increases in our accounts receivable of $2,049,959 and in inventories of $703,223.  Our accounts receivable have increased due to increased sales. We have expanded our inventories to fulfill our expected sales demand. Our accounts payable and accrued income taxes have also increased as a result of the additional inventory purchases and our profitability. At March 31, 2012 we have working capital of $6,649,286.  We have no current capital commitments outside of general operations and do not anticipate any in the near future.

Net cash used in investing activities during fiscal 2012 was $1,487,628 as we built out and furnished our U.S. facilities.

As of March 31, 2012 we had cash of $1,914,877 compared to $1,689,386 as of March 31, 2011.  We believe that our cash reserves are sufficient to meet our operating needs for the next twelve months.

Appendix A – page 15

Summary of Material Contractual Commitments

The following table lists our significant commitments as of March 31, 2012.

Contractual Commitments	Total	Payments Due by Fiscal Year
		Less than 1 year	1-3 years	3-5 years	More than 5 years

Office Lease	$32,175	$17,550	$14,625	$ -	$ -
Total	$32,175	$17,550	$14,625	$ -	$ -

(1)	For additional information regarding our office lease please see Note 8 - Commitments and Contingencies to the Notes to our Consolidated Financial Statements included with this report.

Inflation

We believe that inflation has not had a significant impact on our operations since inception.

Seasonality

Activity of our customers will sometimes be affected by weather and season.  As the majority of our operations are currently in western Canada, sales may slow due to winter conditions that may hamper the ability of our customers to build out new locations or maintain and access current locations.  We typically have our strongest revenue growth cycles in the non-winter months and into the third and fourth calendar quarters.  As we expand geographically we should experience a diversification of revenue sources so seasonality should be less of an issue in the future.  As we expand into Texas and recognize sales throughout the U.S. and in Brazil and other less seasonal climates, this seasonality effect should lessen over time.

Off-Balance Sheet Arrangements

As of March 31, 2012 and 2011 we had no off-balance sheet arrangements.

Recently Issued Financial Accounting Standards

We have evaluated recent accounting pronouncements and their adoption has not had or is not expected to have a material impact on our financial position, results of operations or cash flows.

Item 7A. Quantitative and Qualitative Disclosure about Market Risk

           As a smaller reporting company, as defined in Rule 12b-2 promulgated under of the Securities Exchange Act of 1934, as amended, and in Item 10(f)(1) of Regulation S-K, we are electing scaled disclosure reporting obligations and therefore are not required to provide this the information requested by this Item.

Item 8. Financial Statements and Supplementary Data

The consolidated financial statements and supplementary data required by this item are included at page F-1 herein.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Appendix A – page 16

Item 9A.  Controls and Procedures

Evaluation of Disclosure Controls and Procedures

As of the end of the period covered by this annual report, management performed, with the participation of our Chief Executive Officer and our Chief Financial Officer, an evaluation of the effectiveness of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act).  Based on the evaluation and the identification of the material weaknesses in internal control over financial reporting described below our Chief Executive Officer and our Chief Financial Officer concluded that, as of March 31, 2012, our disclosure controls and procedures were not effective in ensuring that information required to be disclosed by us in the reports filed or submitted by us under the Exchange Act is (i) recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and (ii) accumulated and communicated to our management, including our principal executive and financial officers, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Management’s Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting. Internal control over financial reporting is defined in Rule 13a-15(f) and 15d-15(f) promulgated under the Exchange Act as a process designed by, or under the supervision of, the company’s principal executive officer and principal financial officer and effected by the company’s board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States and includes those policies and procedures that:

•	pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company;
•
provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and

•
provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

As of March 31, 2012 we conducted an assessment, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, of the effectiveness of our internal control over financial reporting based on the criteria for effective internal control over financial reporting established in “Internal Control — Integrated Framework,” issued by the Committee of Sponsoring Organizations (COSO) of the Treadway Commission. Based upon this assessment, we determined that there are material weaknesses affecting our internal control over financial reporting and have concluded that our internal control over financial reporting was not effective as of the end of the period covered by this report.

The matters involving internal controls and procedures that our management considers to be material weaknesses under COSO and Commission rules are: (1) lack of a functioning audit committee and lack of independent directors on our board of directors, resulting in potentially ineffective oversight in the establishment and monitoring of required internal controls and procedures; (2) inadequate segregation of duties consistent with control objectives; (3) insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements; and (4) ineffective controls over period end financial disclosure and reporting processes. The aforementioned potential material weaknesses were identified by our Chief Financial Officer in connection with the preparation of our financial statements as of March 31, 2012 who communicated the matters to our management and board of directors.

Appendix A – page 17

Management believes that the material weaknesses set forth in items (2), (3) and (4) above did not have an affect on our financial results. However, the lack of a functioning audit committee and lack of a majority of independent directors on our board of directors, resulting in potentially ineffective oversight in the establishment and monitoring of required internal controls and procedures, can impact our financial statements.

Attestation Report of Independent Registered Public Accounting Firm

This annual report on Form 10-K does not include an attestation report of our independent registered public accounting firm regarding internal control over financial reporting.  Management’s report was not subject to attestation by our independent registered public accounting firm pursuant to an exemption  for non-accelerated filers set forth in Section 989G of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Management’s Remediation Initiatives

Although we are unable to meet the standards under COSO because of the limited resources available to a company of our size, we are committed to improving our financial organization. As funds become available, we will undertake to: (1) create a position to segregate duties consistent with control objectives, (2) increase our personnel resources and technical accounting expertise within the accounting function (3) appoint one or more outside directors to our board of directors who shall be appointed to a Company audit committee resulting in a fully functioning audit committee who will undertake the oversight in the establishment and monitoring of required internal controls and procedures; and (4) prepare and implement sufficient written policies and checklists which will set forth procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements.

We will continue to monitor and evaluate the effectiveness of our disclosure controls and procedures and our internal control over financial reporting on an ongoing basis and are committed to taking further action and implementing additional enhancements or improvements, as necessary and as funds allow.  However, because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud, if any, within the Company have been detected.  These inherent limitations include the realities that judgments in decision making can be faulty and that breakdowns can occur because of simple error or mistake. The design of any system of controls is based in part on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.  Projections of any evaluation of controls effectiveness to future periods are subject to risks.

Changes in Internal Control over Financial Reporting

There were no changes in our internal control over financial reporting during the quarter ended March 31, 2012 that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B.  Other Information

None.

PART  III

Item 10. Directors, Executive Officers, and Corporate Governance

The following table sets forth, as of June 19, 2012, our directors, nominees and executive officers, their ages, and all offices and positions held.  Directors are elected for a period of one year and thereafter serve until their successors are duly elected by the stockholders.  Officers and other employees serve at the will of the board of directors.

Appendix A – page 18

Name of Director or Executive Officer	Age	Positions with the Company	Director Since	Officer Since

Brenton W. Hatch	61	Chief Executive Officer, President and Director	November 2008	October 2008

Harold Albert	49	Chief Operating Officer and Director	November 2008	October 2008

Andrew Limpert	42	Chief Financial Officer and Director	November 2007	November 2007

The above individuals serve as executive officers and/or directors.  A brief description of their positions, proposed duties and their background and business experience follows:

Brenton W. Hatch.  Mr. Hatch co-founded Profire Combustion, Inc. in 2002.  Since that time he has served as the Chief Executive Officer and General Manager of the Company.  Mr. Hatch has been responsible for the day-to-day operations of Profire Combustion since its inception.  Prior to founding Profire Combustion, between 2001 and 2002 Mr. Hatch was a Management Consultant and General Manager of Titan Technologies, Inc., an oilfield service and distribution company in Edmonton, Alberta, Canada.  In this position, Mr. Hatch performed an in-depth analysis of the operations and management of all divisions of Titan Technologies.  Based on his analysis, Mr. Hatch implemented company-wide operational changes to improve company performance.  From 1989 to 2000 Mr. Hatch served as President and Chief Executive Officer of Keaton International, Inc., an educational services company based in Edmonton, Alberta, Canada.  Mr. Hatch managed all executive functions of the company and particularly focused on the development and management of the company’s educational services.  During his time at Keaton International, Mr. Hatch led corporate networking and marketing campaigns world-wide.  Mr. Hatch earned a Bachelor’s Degree in Education from the University of Alberta in 1974.  Mr. Hatch is not, nor has he in the past five years been a nominee or director of any other SEC registrant or registered investment company.  We considered Mr. Hatch’s experience as a founder and as the principal executive officer of Profire Combustion, as well as his previous management and operational oversight experience in concluding that he should serve as a director of the Company.

Harold Albert.  Mr. Albert co-founded Profire Combustion, Inc. in 2002.  He has served as the President and Chief Operating Officer of Profire Combustion since that time.  Mr. Albert is responsible for research and development of new products and services.  He oversees our Canadian operations.  Prior to founding Profire Combustion, Mr. Albert worked in the oil services industry for Titan Technologies, Inc. from 1996 to 2002.  During that time Mr. Albert served as an Associate Manager overseeing the company’s burner division.  From 1993 to 1996 Mr. Albert was employed with Natco Canada doing start up and commissioning of oil and gas facilities in both Canada and Russia.  Mr. Albert is not, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company.  We considered Mr. Albert’s experience as a founder and principal operating officer, combined with his previous management and operational experience in concluding that he should serve on the Company’s board of directors.

Andrew Limpert.  Mr. Limpert graduated from the University of Utah with a Bachelors of Science degree in Finance in 1994.  He earned a Masters of Business Administration with an emphasis in Finance from Westminster College in 1998.  Mr. Limpert joined The Flooring Zone, Inc. in November 2007.  From 1998 to 2008, Mr. Limpert was an investment advisor with Belsen Getty, LLC. providing wealth management direction and strategic and financial advice for several investment banks.  For the past 15 years he has founded, consulted on and funded numerous businesses in the private and public arenas.  In 2007 he became the chairman of the board of directors of Nine Mile Software Inc., a rebalancing and mutual fund trading software developer.  Nine Mile Software became an SEC registrant during 2008.  He resigned as Chairman of Nine Mile in April of 2011.  During the past five years Mr. Limpert has also served as a director and interim CEO of Ohr Pharmaceutical Inc., a New York based biotech incubator.  Ohr Pharmaceutical is also an SEC registrant. Mr. Limpert resigned as an officer and director of Ohr Pharmaceutical in April 2010.  Mr. Limpert is not, nor has he in the past five years been, a nominee or director of any registered investment company. We considered Mr. Limpert’s extensive investment experience and his related finance and educational background in concluding that he should serve on the Company’s board of directors.

Appendix A – page 19

Family Relationships

There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

During the fiscal year the Commission issued an administrative order instituting cease-and-desist proceedings against Andrew Limpert, the Company’s CFO, for alleged violations of Section 17(a) of the Securities Act of 1933,  Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5 thereunder and Sections 204(a), 204A, 206(1), (2) and (4) of the Investment Advisers Act of 1940 and Rules 204-2(a), 204A-1 and 206(4)-7 promulgated thereunder sometime between 2005 and 2008 while Mr. Limpert was affiliated  with Belsen Getty, LLC.  Belsen Getty, which at the time was a registered investment adviser, and the firm’s majority owner were also named in the administrative order.   The principal allegations against Mr. Limpert are related to record keeping violations and failures to supervise and make adequate disclosure.  The violations alleged in the order are not related to Mr. Limpert’s involvement with Profire Energy.

The board of directors believes Mr. Limpert continues to be capable to serve as the Company’s CFO and on the Company’s board of directors.

Other than the foregoing, during the past ten years none of our executive officers, directors or persons nominated to become a director has been involved in any of the following events that could be material to an evaluation of his ability or integrity, including:

(1) Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

(2) Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3) Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting the following activities:

(i)  Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity poll operator, floor broker, leverage transaction merchant, and other person regulated by the Commodity Futures Trading Commission (“CFTC”), or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliate person, director or employee of any investment company, bank savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii) Engaging in any type of business practice; or
(iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws.

(4)  Being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the rights of such person to engage in any activity described in (3)(i) above, or to be associated with persons engaged in any such activity.

(5)  Being found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended or vacated.

(6)  Being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated.

Appendix A – page 20

(7)  Being the subject of, or a party to any Federal or State judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i) Any Federal or State securities or commodities law or regulations; or

(ii) Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order;  or

(iii) Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)  Being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and any persons who own more than 10% of the common stock of the Company to file with the Securities and Exchange Commission reports of beneficial ownership and changes in beneficial ownership of common stock.  Officers and directors are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during the fiscal year ended March 31, 2012 all filing requirements applicable to our officers, directors, greater than 10% stockholders or any other person subject to Section 16 of the Exchange Act were met on a timely basis.

Code of Ethics

Our board of directors has adopted a code of ethics that applies to our principal executive officer, principal financial officer and principal accounting officer or controller and to persons performing similar functions. The code of ethics is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
•	full, fair, timely, accurate and understandable disclosure in reports and documents that we file with, or submit to the Commission and in our other public communications;
•	compliance with applicable governmental laws, rules and regulations;
•	prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
•	accountability for adherence to the code.

A copy of our code of ethics was filed with the Commission as Exhibit 14.1 to the Company’s annual report on Form 10-KSB for the fiscal year ended December 31, 2006 and may be viewed by accessing that report on the Commission’s website at www.sec.gov.  A copy of our code of ethics has also been posted on our website and may be viewed at www.profireenergy.com.  We will provide a copy of our code of ethics, without charge, to any person upon receipt of written request for such delivered to our corporate headquarters.  All such requests should be sent care of Profire Energy, Inc., Attn. Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

Committees of the Board of Directors

The OTCBB does not require the Company to have an audit committee, a compensation committee or a corporate governance and nominating committee and the board does not currently have standing audit, compensation or corporate governance and nominating committees.  Our board of directors has determined that it is in the Company’s best interest to have the full board fulfill the functions that would be performed by these committees.  The full board of directors is responsible for selection, review and oversight of the

Appendix A – page 21

Company’s independent registered public accounting firm; approval of all audit, review and attest services provided by the independent registered public accounting firm; the integrity of the Company’s reporting practices and the evaluation of the Company’s internal controls and accounting procedures. The board is also responsible for the pre-approval of all non-audit services provided by its independent registered public accounting firm. Non-audit services are only provided by our independent registered public accounting firm to the extent permitted by law. Pre-approval is required unless a “de minimus” exception is met. To qualify for the “de minimus” exception, the aggregate amount of all such non-audit services provided to the Company must constitute not more than 5% of the total amount of revenues paid by us to our independent registered public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by us at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the board and approved prior to the completion of the audit by the board or by one or more members of the board to whom authority to grant such approval has been delegated.

As we do not currently have a standing audit committee, we do not at this time have an “audit committee financial expert” as defined under the rules of the Commission.  The board believes that none of the current board members would qualify as an audit committee financial expert.

Our full board of directors also participates in the consideration of director nominees.  In general, when the board determines that expansion of the board or replacement of a director is necessary or appropriate, the board will review through candidate interviews with members of management, consult with the candidate’s associates and through other means determine a candidate’s honesty, integrity, reputation in and commitment to the community, judgment, personality and thinking style, residence, willingness to devote the necessary time, potential conflicts of interest, independence, understanding of financial statements and issues, and the willingness and ability to engage in meaningful and constructive discussion regarding Company issues.  The board will review any special expertise, for example, that qualifies a person as an audit committee financial expert, membership or influence in a particular geographic or business target market, or other relevant business experience.  To date we have not paid any fee to any third party to identify or evaluate, or to assist in identifying or evaluating, potential director candidates.

Our board may establish committees from time to time to facilitate our management.

Board Diversity

While we do not have a formal policy regarding the consideration of diversity in identifying and evaluating potential director candidates, the board considers the interplay of a candidate’s knowledge, expertise, skills and experience with that of the other members of the board of directors in order to build a board of directors that is effective, collegial and responsive to the needs of the Company. We believe this analysis results in a board of directors that is diverse in knowledge, expertise, skills, experience and viewpoint.

Procedures for Security Holders to Nominate Candidates to the Board of Directors

During the fiscal year, there were no changes made to the procedures by which shareholders may nominate candidates to our board of directors.  The full board of directors will consider all director candidates nominated by shareholders during such times as the Company is actively considering appointment of new directors.  Candidates recommended by shareholders will be evaluated based on the same criteria described above.  Shareholders desiring to suggest a candidate for consideration should send a letter to the Company’s Corporate Secretary and include:

•	a statement that the writer is a shareholder (providing evidence if the person’s shares are held in street name) and is proposing a candidate for consideration;
•	the name and contact information for the candidate;
•	a statement of the candidate’s business and educational experience;
•	information regarding the candidate’s qualifications to be a director, including but not limited to an evaluation of the factors which the board would consider in evaluating a candidate;
•	information regarding any relationship or understanding between the proposing shareholder and the candidate;
•	information regarding potential conflicts of interest; and

Appendix A – page 22

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Because of the small size of the Company and the limited need to seek additional directors, there is no assurance that all shareholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of any candidate or the proposed candidate will be contacted by the Company or the board, and no undertaking to do so is implied by the willingness to consider candidates proposed by shareholders.

Item 11.  Executive Compensation

The following table summarizes the total compensation paid to the person serving as our principal executive officer and our two most highly compensated executive officers other than our principal executive officer.  These individuals are referred to herein as “named executive officers” or “NEOs.”  Other than as disclosed herein, none of our employees were paid in excess of $100,000 during the fiscal years ended March 31, 2012 and 2011.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation(1) ($)	Total ($)

Brenton W. Hatch	2012	208,858	150,000	-0-	-0-	22,800	381,658
CEO and Director	2011	199,896	33,500	-0-	-0-	25,450	258,846

Andrew Limpert	2012	168,000	40,000	-0-	-0-	16,800	224,800
CFO and Director	2011	120,000	12,000	-0-	-0-	16,800	148,800

Harold Albert	2012	204,000	151,125	-0-	-0-	30,338	385,463
COO and Director	2011	204,000	33,500	-0-	-0-	30,046	267,546

(1)	For a breakdown of the compensation components included in “All Other Compensation” please see the “All Other Compensation” table below.

All Other Compensation

The table below provides additional information regarding all other compensation awarded to the named executive officers as disclosed in the “All Other Compensation” column of the “Summary Compensation Table” above.

Name	Year	Vehicle Allowance, Fuel, Maintenance and Related Costs ($)	Cell Phone Expenses ($)	Medical Insurance Premiums ($)

Brenton W, Hatch	2012	12,000	-0-	10,800
	2011	9,600	3,850	12,000

Andrew Limpert	2012	9,600	-0-	7,200
	2011	9,600	-0-	7,200

Harold Albert	2012	24,853	-0-	5,484
	2011	18,474	-0-	11,572

Appendix A – page 23

We do not have a standing compensation committee, rather our Chief Executive Officer (“CEO”) evaluates officer and employee compensation issues subject to the approval of our board of directors.  Our CEO makes recommendations to the board of directors as to employee benefit programs and officer and employee compensation.  In the past, our CEO has made recommendations to the board of directors regarding his own compensation and we have no policy prohibiting the CEO from doing so. Our board of directors may seek input from the CEO as to his compensation, but CEO compensation must be approved by a majority of our board of directors.

Salary

Salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers.  The salary for each named executive officer is typically set at the time the individual is hired based on the factors discussed in the preceding sentence and the negotiation process between the Company and the named executive officer.  Thereafter, changes to annual salary, if any, are determined based on several factors, including evaluation of performance, anticipated financial performance, economic condition and local market and labor conditions.  The employment agreements of Mr. Hatch, Mr. Albert and Mr. Limpert provide for a full-time monthly salary of $17,000 per month.  During fiscal 2012, Mr. Limpert was not employed by the Company on a full-time basis.  His salary was adjusted to reflect the amount of time dedicated to his employment with the Company.  The board did not approve salary increases for the upcoming fiscal year for any of the named executive officers.

Bonuses

We may also make cash awards to our named executive officers and employees that are not part of any pre-established, performance-based criteria.  Awards of this type are completely discretionary and subjectively determined by our board of directors at the time they are awarded.  In the event this type of cash award is made, it is reflected in the “Summary Compensation Table” under a separate column entitled “Bonus.”  During the 2012 fiscal year, the board of directors, of its own discretion, awarded Christmas bonuses of $150,000 to Mr. Hatch, $151,125 to Mr. Albert and $40,000 to Mr. Limpert.  The bonuses were not awarded pursuant to any pre-established, performance-based criteria set by the compensation committee.  Rather, the bonuses were awarded in recognition of the efforts of the named executive officers to control costs and expenses and improve Company profitability, through revenue expansion, leadership and product innovation.  The Company was under no obligation to award the cash bonuses and is under no obligation to award future cash bonuses.

Employer Benefit Plans

At the current time, we do not provide any retirement, pension, or other benefit plans to our named executive officers; however, the board of directors may adopt plans as it deems reasonable under the circumstances.

Employment Agreements

We have entered into employment agreements with Mr. Hatch and Mr. Albert in November 2008, and with Mr. Limpert in January 2009.  The employment agreements provided for an initial employment term of three calendar years from the date of the agreements.  With the expiration of the initial term, the agreements are now self-renewing for additional one year periods for ten years unless terminated in accordance with the terms of the agreements.

The employment agreements of Mr. Hatch and Mr. Albert provide that they will devote, on a full-time basis, their best ability and talents to the business of the Company. The agreements prohibit the individuals from providing consulting services or accepting employment with any other party unless pre-approved by the Company.  Mr. Limpert’s employment agreement provided that he would initially be employed on a part-time, as needed basis.

In addition to a monthly salary, the employment agreements provide for reimbursement of all reasonable and necessary out-of-pocket personal expenses up to $3,000 per month for Mr. Hatch and Mr. Albert and up to $2,000 per month for Mr. Limpert. Expense items exceeding these limits must receive Company approval. The agreements provide for an $800 per month auto allowance for Mr. Hatch and Mr. Albert.  Mr. Limpert’s agreement provides that he is entitled to receive an $800 per month auto allowance so long as he maintains at least half-time employment with the Company.

Appendix A – page 24

The employment agreements provide that each of the named executive officers will be entitled to equal treatment with other principal officers of the Company with regard to medical and dental plans and benefits, retirement or similar plans, life insurance, sick leave, vacation or disability.  The Company will provide $1,000 per month for health/dental premiums and $1,000 per month matching retirement benefits when the Company establishes such a plan.

The employment agreements also contain confidentiality, non-disclosure, non-compete, non-solicitation and intellectual property assignment provisions.

Termination and Change in Control

The employment agreements of the named executive officers provide for the following payments in the event of termination of employment.

•
The individual may be terminated without cause by the Company upon 90 days prior written notice. If terminated without cause, the individual shall be entitled to six months salary and health and other benefits.

•
For cause upon prior written notice. If terminated for cause the individual shall be entitled to his salary and any employee rights or compensation which would vest in the month of termination pro-rated through the date of termination.

•
By resignation. If the individual resigns, he shall be entitled to receive his current monthly salary and other compensation. In the event of a resignation, employment shall terminate on the earlier of, 30 days following its tender and the date the resignation is accepted by the Company.

•
For disability or death. The Company shall have the option to terminate the agreement should the individual no longer be able to perform his essential functions. In the event of termination for death or disability the individual shall be entitled to the same compensation and benefits as if the agreement had been terminated without cause.

We do not have agreements, plans or arrangements, written or unwritten, with any of our named executive officers that would provide for payments or other benefits to any of our named executive officers in the event of a change in control of the Company or a change in the responsibilities of any named executive officer following a change in control of the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

 None of the named executive officers held outstanding equity awards at our fiscal year end.

DIRECTOR COMPENSATION

Each of our directors is also a named executive officer and employee of the Company.  All compensation earned by Mr. Hatch, Mr. Albert and Mr. Limpert was compensation for services rendered in their capacity as employees of the Company.  They received no compensation for serving on our board of directors during the 2012 or 2011 fiscal years.  For details regarding the compensation received by each of our directors please see the Summary Compensation Table on page 29 of this annual report on Form 10-K.

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth as of June 19, 2012 the name and the number of shares of our common stock, par value of $0.001 per share, held of record or beneficially by each person who held of record, or was known by us to own beneficially, more than 5% of the 45,000,000 issued and outstanding shares of our common stock, and the name and shareholdings of each director and of all officers and directors as group.

Appendix A – page 25

Type of Security	Name and Address	Amount & Nature of Beneficial Ownership	% of Class

Common	Brenton W. Hatch(1)	15,750,000	35%
	321 South 1250 West, Suite 1
	Lindon, Utah 84042

Common	Harold Albert(1)	15,750,000	35%
	Bay 12, 55 Alberta Ave.
	Spruce Grove, Alberta, Canada T7X 3A6

Common	Andrew Limpert(1)	3,888,085	9%
	321 South 1250 West, Suite 1
	Lindon, Utah 84042

Common	Shelly Nichol & Timothy Paul Nichol	3,217,991	7%
	Bay 12, 55 Alberta Ave.
	Spruce Grove, Alberta, Canada T7X 3A6
All executive officers and directors as a group (3 persons)		35,388,085	79%
	TOTAL	38,606,076	86%

(1) Mr. Hatch, Mr. Albert and Mr. Limpert are executive officers and directors of the Company.

Change in Control

To the knowledge of the management, there are no present arrangements or pledges of our securities that may result in a change in control of the Company.

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a)) (c)
Equity compensation plans approved by security holders	1,010,000	$0.34	3,445,000
Equity compensation plans not approved by security holders	-0-	n/a	-0-
Total	1,010,000	$0.34	3,445,000

Appendix A – page 26

On May 13, 2003 we adopted The Flooring Zone, Inc., 2003 Stock Incentive Plan (the “2003 Plan”).  The 2003 Plan allows the Company to grant options to its key employees, officers, directors, consultants, advisors and sales representatives to purchase up to 500,000 shares of its $.001 par value restricted common stock at an exercise price to be determined by the board of directors at the time of grant.  In 2003 the Company granted 45,000 options, none of which were granted to any of the named executive officers.  These options vested immediately and were exercised in 2003.

In September 2009 our board of directors approved grants of options to purchase up to 410,000 shares under the 2003 Plan to six individuals, none of whom are executive officers or directors of our Company.  The options are exercisable at a price of $0.40, the closing price of our common stock on the OTCBB on the grant date. The options expire five years from the grant date. The options vest equally over three years with vesting occurring on the grant anniversary date.

As of the date of this report there are currently 45,000 shares available for award under the 2003 Plan.

In November 2009 our shareholders approved the adoption of the Profire Energy, Inc., 2010 Equity Incentive Plan (the “2010 Plan”).  Under the 2010 Plan our key employees, officers, directors and other individuals or entities may be awarded stock options or granted shares of our common stock. The term of the 2010 Plan is 10 years.  The 2010 Plan permits the granting of up to a maximum of 4,000,000 shares of common stock.  The aggregate number of shares of common stock that may be issued to any individual or entity under the 2010 Plan shall not exceed twenty percent (20%) of the aggregate number of shares referred to in the preceding sentence.  The total number of shares issuable upon exercise of all outstanding options shall not exceed a number of shares which is equal to thirty percent (30%) of the then outstanding shares of the Company.

In February 2011 our board of directors granted options to purchase an aggregate of 600,000 shares of our restricted common stock to three Company employees, none of whom are executive officers or directors of the Company.  The options have an exercise price of $0.30 per share, which was equal to 85% of the market price of our common shares on the date of grant, as allowed under the terms of the 2010 Plan. The options vest in equal amounts over five years, with the initial portion vesting on the one-year anniversary of the date of grant. Vesting is contingent upon continued employment with the Company. The options expire six years from the date of grant.

Item 13.  Certain Relationships and Related Transactions and Director Independence

Related Party Transactions

None.

Director Independence

The board has determined that none of the current directors would qualify as an independent director as that term is defined in the listing standards of the NYSE Amex as each of our current directors is also an executive officer of the Company.  Such independence definition includes a series of objective tests, including that the director is not an employee of the company and has not engaged in various types of business dealings with the company.

Item 14.  Principal Accountant Fees and Services

Sadler, Gibb and Associates, LLC served as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2012 and Child, Van Wagoner & Bradshaw, PLLC served as the Company’s independent registered public accounting firm for the fiscal year ended March 31, 2011.  Sadler, Gibb and Associates, LLC, is expected to serve as the Company’s independent registered public accounting firm for the 2013 fiscal year.  Principal accounting fees for professional services rendered for us by Sadler, Gibb and Associates, LLC, and Child, Van Wagoner & Bradshaw, PLLC for the fiscal years ended March 31, 2012 and 2011, are summarized as follows:

Appendix A – page 27

	Fiscal 2012	Fiscal 2011

Audit	$40,000	$49,384
Audit related	-0-	-0-
Tax	-0-	-0-
All other	-0-	-0-
Total	$40,000	$49,384

Audit Fees.  Audit fees were for professional services rendered in connection with the audit of the annual financial statements included in our annual report on Form 10-K, review of the financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Board of Directors Pre-Approval Policies and Procedures.  At its regularly scheduled and special meetings, our board of directors, in lieu of an established audit committee, considers and pre-approves any audit and non-audit services to be performed by our independent registered public accounting firm.  Our board of directors has the authority to grant pre-approvals of non-audit services.

Our board of directors has not, as of the time of filing this annual report on Form 10-K with the Commission, adopted policies and procedures for pre-approving audit or permissible non-audit services performed by our independent auditors. Instead, the board of directors as a whole has pre-approved all such services. In the future, our board of directors may approve the services of our independent registered public accounting firm pursuant to pre-approval policies and procedures adopted by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of director’s responsibilities to our management.

The board of directors has determined that the services provided by its independent registered public accounting firm described above are compatible with maintaining independence as our independent registered public accounting firm.

Item 15. Exhibits and Financial Statement Schedules

(a)           The following documents are filed as part of this report:

Financial Statements

The following financial statements of the registrant are included in response to Item 8 of this annual report:

Report of Sadler, Gibb & Associates, LLC, Independent Registered Public Accounting Firm.

Report of Child, Van Wagoner & Bradshaw, PLLC, Independent Registered Public Accounting Firm.

Consolidated Balance Sheets at March 31, 2012 and 2011.

Consolidated Statements of Operations and Other Comprehensive Income for the years ended March 31, 2012 and 2011.

Consolidated Statements of Changes in Stockholders’ Equity for the years ended March 31, 2012 and 2011.

Consolidated Statements of Cash Flows for the years ended March 31, 2012 and 2011.

Notes to Consolidated Financial Statements.

Appendix A – page 28

Financial Statement Schedules

Financial statement schedules are omitted because the required information is either inapplicable or presented in the consolidated financial statements or related notes.

Exhibits

Exhibit No.	Exhibit Description

2.1	Acquisition Agreement among The Flooring Zone, Inc. and Profire Combustion, Inc. and the Shareholders of Profire Combustion, Inc.(1)
3.1	Articles of Incorporation(2)
3.2	Articles of Amendment to the Articles of Incorporation(3)
3.3	Bylaws of The Flooring Zone, Inc.(2)
3.4	Bylaws of The Flooring Zone, Inc. (as amended through October 8, 2008)(1)
4.1	2003 Stock Incentive Plan(2)+
4.2	Profire Energy, Inc. 2010 Equity Incentive Plan(7)+
10.1	Employment Agreement of Brenton Hatch(4)+
10.1	Employment Agreement of Harold Albert(4)+
10.2	Employment Agreement of Andrew Limpert(5)+
14.1	Code of Ethics(6)
21.1	Subsidiaries*
31.1	Certification of the Chief Executive Officer Pursuant to Rule 13a-14(a)*
31.2	Certification of Chief Financial Officer Pursuant to Rule 13a-14(a)*
32.1	Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350*
32.2	Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350*

*  Filed herewith.
+  Indicates management contract, compensatory plan or arrangement with the Company.
(1)  Incorporated by reference to Registrant’s Current Report on Form 8-K filed with the Commission on October 14, 2008.
(2)  Incorporated by reference to the Registration Statement of the Registrant on Form SB-2 filed with the Commission on September 24, 2004.
(3)  Incorporated by reference to Registrant’s Quarterly Report on Form 10-Q filed with the Commission on February 13, 2009.
(4)  Incorporated by reference to Registrant’s Quarterly Report on Form 10-Q filed with the Commission on November 14, 2008.
(5)  Incorporated by reference to Registrant’s Current Report on Form 8-K filed with the Commission on January 14, 2009.
(6)  Incorporated by reference to Registrant’s Annual Report on Form 10-KSB filed with the Commission on April 17, 2007.
(7)  Incorporated by reference to Registrant’s Revised Definitive Proxy Statement on Schedule 14A filed with the Commission on November 10, 2009.

Appendix A – page 29

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

PROFIRE ENERGY, INC.

Date: June 28, 2012	By:	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer
(Duly Authorized Representative)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dated indicated.

Signatures	Title	Date

/s/ Brenton W. Hatch	Chief Executive Officer and	June 28, 2012
Brenton W. Hatch	Chairman of the Board of Directors

/s/ Andrew Limpert	Chief Financial Officer and Director	June 28, 2012
Andrew Limpert

/s/ Harold Albert	Director	June 28, 2012
Harold Albert

Appendix A – page 30

PROFIRE ENERGY, INC.

AUDIT REPORTS OF INDEPENDENT ACCOUNTANTS
AND
CONSOLIDATED FINANCIAL STATEMENTS

For the Years Ended March 31, 2012 and 2011

Appendix A – page 31

PROFIRE ENERGY, INC.

Appendix A – page 32

SADLERGIBB
& ASSOCIATES, LLC
CERTIFIED PUBLIC ACCOUNTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Profire Energy, Inc.
Lindon, UT

We have audited the accompanying consolidated balance sheet of Profire Energy, Inc. ("the Company") and subsidiary as of March 31, 2012, and the related consolidated statements of operations and other comprehensive income, stockholders' equity and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The consolidated financial statements of Profire Energy, Inc. as of March 31, 2011, were audited by other auditors whose report dated June 29, 2011, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Profire Energy, Inc. and subsidiary as of March 31, 2012, and the results of its operations and its cash flows for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Sadler, Gibb & Associates, LLC

Farmington, UT
June 21, 2012

office 801.528.9222
fax 801.528.9223

www.sadlergibb.com | 291 South 200 West, Farmington, UT 84025

Appendix A – page F-1

Child,
Van Wagoner
& Bradshaw,
PLLC
CERTIFIED PUBLIC ACCOUNTANTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Profire Energy, Inc.
Lindon, Utah

We have audited the accompanying consolidated balance sheet of Profire Energy, Inc. (the Company) and subsidiary as of March 31, 2011, and the related consolidated statement of operations and other comprehensive income, changes in stockholders' equity, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting, as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Profire Energy, Inc. and subsidiary as of March 31, 2011, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Child, Van Wagoner & Bradshaw, PLLC
Salt Lake City, Utah
June 29, 2011

SALT LAKE CITY
5296 South Commerce Dr.
Suite 300
Salt Lake City, Utah 84107
Phone: 801.281.4700
Fax: 801.281.4701

KAYSVILLE
1284 West Flint Meadow Dr.
Suite D
Kaysville, Utah 84037
Phone: 801.927.1337
Fax: 801.927.1344

HONG KONG
Suite A, 5/F
Max Share Centre
373 King's Road
North Point, Hong Kong
Phone: +(852) 21 555 333
Fax: +(852) 21 165 222

www.cpaone.net

Appendix A – page F-2

PROFIRE ENERGY, INC. AND SUBSIDIARY
Consolidated Balance Sheets

ASSETS

	March 31,	March 31,
	2012	2011

CURRENT ASSETS

Cash and cash equivalents	$1,914,877	$1,689,386
Accounts receivable, net	4,236,240	2,294,780
Marketable securities-available for sale	840	3,306
Inventories	1,968,740	1,300,047
Deferred tax asset	12,569	-
Prepaid expenses	10,202	885

Total Current Assets	8,143,468	5,288,404

PROPERTY AND EQUIPMENT, net	1,982,290	710,460

TOTAL ASSETS	$10,125,758	$5,998,864

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable	$645,215	$206,582
Accrued liabilities	251,137	36,137
Income taxes payable	597,830	243,364

Total Current Liabilities	1,494,182	486,083

TOTAL LIABILITIES	1,494,182	486,083

STOCKHOLDERS' EQUITY

Preferred shares: $0.001 par value,
10,000,000 shares authorized: no shares
issued and outstanding	-	-
Common shares: $0.001 par value,
100,000,000 shares authorized: 45,000,000
shares issued and outstanding	45,000	45,000
Additional paid-in capital	74,343	(6,187)
Accumulated other comprehensive income	484,692	634,198
Retained earnings	8,027,541	4,839,770

Total Stockholders' Equity	8,631,576	5,512,781

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$10,125,758	$5,998,864

The accompanying notes are a integral part of these consolidated financials statements.

Appendix A – page F-3

PROFIRE ENERGY, INC. AND SUBSIDIARY
Consolidated Statements of Operations and Other Comprehensive Income

	For the Years Ended
	March 31,
	2012	2011
REVENUES
Sales of goods, net	$14,875,652	$7,186,734
Sales of services, net	1,049,561	847,192
Total Revenues	15,925,213	8,033,926

COST OF SALES
Cost of goods sold	6,170,073	2,812,323
Cost of goods sold-services	717,796	529,821
Total Cost of Goods Sold	6,887,869	3,342,144

GROSS PROFIT	9,037,344	4,691,782

OPERATING EXPENSES
General and administrative expenses	2,752,451	1,307,580
Payroll expenses	1,757,855	969,966
Depreciation expense	159,421	73,017

Total Operating Expenses	4,669,727	2,350,563

INCOME FROM OPERATIONS	4,367,617	2,341,219

OTHER INCOME (EXPENSE)
Interest expense	(20,370)	(32,272)
Rental income	3,600	-
Interest income	375	3,727

Total Other Income (Expense)	(16,395)	(28,545)

NET INCOME BEFORE INCOME TAXES	4,351,222	2,312,674

INCOME TAX EXPENSE	1,163,451	686,211

NET INCOME	$3,187,771	$1,626,463

UNREALIZED HOLDING GAIN (LOSS)
ON AVALIABLE FOR SALE SECURITIES	$(2,445)	$(4,080)
FOREIGN CURRENCY TRANSLATION GAIN (LOSS)	(147,061)	365,863

TOTAL COMPREHENSIVE INCOME	$3,038,265	$1,988,246

BASIC EARNINGS PER SHARE	$0.07	$0.04

FULLY DILUTED EARNINGS PER SHARE	$0.07	$0.04

BASIC WEIGHTED AVERAGE NUMBER
OF SHARES OUTSTANDING	45,000,000	45,000,000
FULLY DILUTED WEIGHTED AVERAGE NUMBER
OF SHARES OUTSTANDING	45,218,238	45,229,413

The accompanying notes are a integral part of these consolidated financials statements.

Appendix A – page F-4

PROFIRE ENERGY, INC. AND SUBSIDIARY
Consolidated Statements of Stockholders' Equity

			Additional	Other		Total
	Common Stock		Paid-In	Comprehensive	Retained	Stockholders'
	Shares	Amount	Capital	Income	Earnings	Equity

Balance, March 31, 2010	45,000,000	$45,000	$(51,449)	$272,415	$3,213,307	$3,479,273

Fair value of options vested	-	-	45,262	-	-	45,262

Unrealized holding gains on
available for sale securities	-	-	-	(4,080)	-	(4,080)

Foreign currency translation	-	-	-	365,863	-	365,863

Net Income for the year
ended March 31, 2011	-	-	-	-	1,626,463	1,626,463

Balance, March 31, 2011	45,000,000	45,000	(6,187)	634,198	4,839,770	5,512,781

Fair value of options vested	-	-	80,530	-	-	80,530

Unrealized holding gains on
available for sale securities	-	-	-	(2,445)	-	(2,445)

Foreign currency translation	-	-	-	(147,061)	-	(147,061)

Net Income for the year
ended March 31, 2012	-	-	-	-	3,187,771	3,187,771

Balance, March 31, 2012	45,000,000	$45,000	$74,343	$484,692	$8,027,541	$8,631,576

The accompanying notes are a integral part of these consolidated financials statements.

Appendix A – page F-5

PROFIRE ENERGY, INC. AND SUBSIDIARY
Consolidated Statements of Cash Flows

	For the Years Ended
	March 31,
	2012	2011
OPERATING ACTIVITIES

Net Income	$3,187,771	$1,626,463
Adjustments to reconcile net income to
net cash used by operating activities:
Depreciation expense	198,707	91,024
Bad debt expense	46,203	7,377
Stock options issued for services	80,530	45,262
Changes in operating assets and liabilities:
Changes in accounts receivable	(2,049,959)	(1,102,711)
Changes in inventories	(703,223)	(615,346)
Changes in prepaid expenses	(9,341)	156
Changes in accounts payable and accrued liabilities	498,981	(3,141)
Changes in income taxes payable	354,466	(263,000)

Net Cash Provided by (Used in) Operating Activities	1,604,135	(213,916)

INVESTING ACTIVITIES

Purchase of fixed assets	(1,487,628)	(210,519)

Net Cash Used in Investing Activities	(1,487,628)	(210,519)

FINANCING ACTIVITIES	-	-

Effect of exchange rate changes on cash	108,984	182,064

NET INCREASE (DECREASE) IN CASH	225,491	(242,371)
CASH AT BEGINNING OF YEAR	1,689,386	1,931,757

CASH AT END OF YEAR	$1,914,877	$1,689,386

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION

CASH PAID FOR:

Interest	$20,370	$32,272
Income taxes	$703,622	$983,538

The accompanying notes are an integral part of these consolidated financial statements.

Appendix A – page F-6

PROFIRE ENERGY, INC. AND SUBSIDIARY
Notes to Consolidated Financial Statements
March 31, 2012 and 2011

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Profire Energy, Inc. and Subsidiary (“the Company”) is presented to assist in understanding the Company’s financial statements.  The Company’s accounting policies conform to accounting principles generally accepted in the United States of America (US GAAP). On September 30, 2008, The Flooring Zone, Inc. (“the Parent”) entered into an Acquisition Agreement with Profire Combustion, Inc. and the Shareholders of Profire Combustion, Inc. (“the Subsidiary”), subject to customary closing conditions. All conditions for closing were satisfied or waived and the transaction closed on October 9, 2008.

Pursuant to the terms and conditions of the Acquisition Agreement, 35,000,000 shares of restricted common stock of the Company were issued to the three shareholders of Profire Combustion, Inc., in exchange for all of the issued and outstanding shares of the Subsidiary. As a result of the transaction, Profire Combustion, Inc. became a wholly-owned subsidiary of the Parent and the shareholders of the Subsidiary became the controlling shareholders of the Company. For accounting purposes, the Subsidiary is considered the accounting acquirer, and the historical Balance Sheets, Statements of Operations and Other Comprehensive Income, and Statement of Cash Flow of the Subsidiary are presented as those of the Company.  The historical equity information is that of Profire Combustion, Inc., the accounting acquiree.  The recapitalization required pursuant to this merger resulted in a negative additional paid-in capital balance.

Organization and Line of Business

The Parent was incorporated on May 5, 2003 in the State of Nevada. The Subsidiary was incorporated on March 6, 2002 in the province of Alberta, Canada.

The Company provides products and services for burners and heaters for the oil and gas extraction industry in the Canadian and US markets.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reportable amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Basic Earnings Per Share

The computation of basic earnings per share of common stock is based on the weighted average number of shares outstanding during the periods presented. The computation of fully diluted earnings per share includes common stock equivalents outstanding at the balance sheet date. The Company had 218,238 and 107,333 stock options included in the fully diluted earnings per share as of March 31, 2012 and 2011 respectively. Basic earnings per share for the years ended March 31, 2012 and 2011 are as follows:

	For the Years Ended March 31,
	2012	2011
Net income applicable to common shareholders	$3,187,771	$1,626,463
Weighted average shares outstanding	45,000,000	45,000,000
Basic earnings per share	$0.07	$0.04
Fully diluted earnings per share	$0.07	$0.04

Appendix A – page F-7

PROFIRE ENERGY, INC. AND SUBSIDIARY
Notes to Consolidated Financial Statements
March 31, 2012 and 2011

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Foreign Currency and Comprehensive Income

The Company’s functional currency is the Canadian Dollar (CAD). The financial statements of the Company were translated to U.S. Dollars (USD) using year-end exchange rates for the balance sheet, and average exchange rates for the statements of operations.  Equity transactions were translated using historical rates.  The period-end exchange rates of 1.00274 and 1.0301 were used to convert the Company’s March 31, 2012 and 2011 balance sheets, respectively, and the statements of operations used weighted average rates of 1.0075 and 0.9836 for the years ended March 31, 2012 and 2011, respectively. All amounts in the financial statements and footnotes are presumed to be stated in USD, unless otherwise identified. Foreign currency translation gains or losses as a result of fluctuations in the exchange rates are reflected in the Statement of Operations and Comprehensive Income.

Accounting Method and Fiscal Year

The Company’s financial statements are prepared using the accrual method of accounting.  The Company has elected a fiscal year ending on March 31.

Fair Value of Financial Instruments

Fair value estimates of financial instruments are made at a specific point in time, based on relevant information about financial markets and specific financial instruments. As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision.  Changes in assumptions can significantly affect estimated fair value.

The carrying value of cash, accounts receivable, accounts payable and accrued liabilities approximate their fair value because of the short-term nature of these instruments. Management is of the opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments.

Cash and Cash Equivalents

For purposes of the statement of cash flows, cash and cash equivalents include cash and all debt securities with an original maturity of 90 days or less. As of March 31, 2012 and 2011, book balances totaled $1,914,877 and $1,689,386, respectively. These deposits were insured entirely by insurance accounts held by the Company’s banks guaranteed by the Province of Alberta, Canada.

Accounts Receivable

Receivables from the sale of goods and services are stated at net realizable value. This value includes an appropriate allowance for estimated uncollectible accounts.  The allowance is calculated based on past collectability and customer relationships.  The Company recorded an allowance for doubtful accounts of $65,110 and $19,524 as of March 31, 2012 and 2011, respectively.

Inventory

In accordance with ARB No. 43 “Inventory Pricing,” the Company’s inventory is valued at the lower of cost (the purchase price, including additional fees) or market based on using the entire value of inventory.  Inventories are determined based on the first-in first-out (FIFO) basis.  Inventory consists of raw materials, finished goods held for sale and work in progress.  As of March 31 inventory consisted of the following:

Appendix A – page F-8

PROFIRE ENERGY, INC. AND SUBSIDIARY
Notes to Consolidated Financial Statements
March 31, 2012 and 2011

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Inventory (Continued)

	March 31, 2012	March 31, 2011
Raw materials	$2,026,108	$1,347,749
Finished goods	-	-
Work in process	-	-
Subtotal	2,026,108	1,347,749
Reserve for Obsolescence	(57,368)	(47,702)
Total	$1, 968,740	$1,300,047

Revenue Recognition

The Company records sales when a firm sales agreement is in place, delivery has occurred or services have been rendered, and collectability of the fixed or determinable sales price is reasonably assured.  If customer acceptance of products is not assured, the Company records sales only upon formal customer acceptance.

Advertising Costs

The Company classifies expenses for advertising as general and administrative expenses.  The Company incurred advertising costs of $29,210 and $14,793 during the years ended March 31, 2012 and 2011, respectively.

Stock-Based Compensation

The Company follows the provisions of ASC 718, “Share-Based Payment.” which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values.  The Company uses the Black-Scholes pricing model for determining the fair value of stock based compensation.

Income Taxes

The Parent is subject to US income taxes on a stand-alone basis.  The Parent and its Subsidiary file separate stand-alone tax returns in each jurisdiction in which they operate.  The Subsidiary is a corporation operating in Canada and is subject to Canadian income taxes on its stand-alone taxable income.  The effective rates of income tax are 27.6% and 29.7 percent for the years ended March 31, 2012 and 2011, respectively.

Research and Development

All costs associated with research and development are expensed when incurred.  Costs incurred for research and development were $164,400 and $107,900 for the years ended March 31, 2012 and 2011 respectively.

Shipping and Handling Fees and Costs

The Company records all amounts billed to customers related to shipping and handling fees as revenue.  The Company classifies expenses for shipping and handling costs as cost of goods sold.  The Company incurred shipping and handling costs of $189,611 and $107,358 during the years ended March 31, 2012 and 2011, respectively.

Appendix A – page F-9

PROFIRE ENERGY, INC. AND SUBSIDIARY
Notes to Consolidated Financial Statements
March 31, 2012 and 2011

NOTE 1 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Comprehensive Income

Comprehensive income includes net income as currently reported by the Company adjusted for other comprehensive items. Other comprehensive items for the Company consist of foreign currency translation gains and losses and unrealized holding gains and losses on available for sale securities.

Recent Accounting Pronouncements

The Company has evaluated recent accounting pronouncements and their adoption has not had or is not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

NOTE 2 – PROPERTY AND EQUIPMENT

Property and equipment is stated at cost.  Depreciation on property and equipment is computed using the diminishing balance method over the estimated useful lives of the assets.  The estimated useful lives of the assets are as follows:

Assets	Estimated useful life
Furniture and fixtures	5 Years
Machinery and equipment	5 Years
Buildings	25 Years
Vehicles	3 Years
Computers	3 Years

Property and equipment consisted of the following as of March 31, 2012 and 2011:

	2012	2011
Office Furniture and Equipment	$258,127	$158,202
Service and Shop Equipment	314,875	244,754
Vehicles	251,107	203,632
Land and Buildings	1,721,564	479,211
Total Property and Equipment	2,545,673	1,085,799
Accumulated Depreciation	(563,383)	(375,339)
Net Property and Equipment	$1,982,290	$710,460

Depreciation expense for the years ended March 31, 2012 and 2011 are as follows:

	Years Ended March 31,
	2012	2011
Cost of goods sold	$39,286	$18,007
General and administrative	159,421	73,017
Total	$198,707	$91,024

NOTE 3 – STOCKHOLDERS’ EQUITY

The Company had the following $0.001 par value authorized stock:

Preferred Stock 10,000,000 shares.
Common Stock 100,000,000 shares.

As of March 31, 2012 and 2011, the Company had issued 45,000,000 shares of common stock, respectively.

Appendix A – page F-10

PROFIRE ENERGY, INC. AND SUBSIDIARY
Notes to Consolidated Financial Statements
March 31, 2012 and 2011

NOTE 4 – PROVISION FOR INCOME TAXES

Reconciliation of US Federal/Canadian Statutory Income Tax Rate to Effective Income Tax Rate:

	March 31, 2012	March 31, 2011
United States statutory income tax rate	35.0%	35.0%
Increase (decrease) in valuation allowance	(7.5)	(4.2)
Decrease in rate on income subject to Canadian income tax rates	-	(1.2)
Increase (decrease) in rate resulting from non-deductible expenses and deductible adjustments	0.1	0.1
	(7.4)	(5.3)
Effective income tax rate	27.6%	29.7%

Components of Income Tax Expense	March 31, 2012	March 31, 2011
Federal U.S. Income Taxes
-Current	$-	$-
-Deferred	17,791	-
Foreign (Canadian and Provincial) Income Taxes	1,176,020	686,211
State Income Taxes
-Current	-	-
-Deferred	(30,360)	-

Total Income Tax Expense	$1,163,451	$686,211

The following are temporary items:  non-deductible write-down of marketable securities, increase or decrease in rate resulting from depreciation and loss on equipment for book purposes in excess of depreciation for income tax purposes.  These temporary differences are insignificant, for 2012 and 2011.

The Company adopted the provisions of ASC 740, Accounting for Uncertainty in Income Taxes, on January 1, 2007.  As a result of the implementation of ASC 740, the Company recognized approximately no increase in the liability for unrecognized tax benefits.

The Company has no tax positions at March 31, 2012 and 2011 for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.  During the years ended March 31, 2012 and 2011, the Company recognized no interest and penalties.  The Company had no accruals for interest and penalties at March 31, 2012 and 2011.

Net deferred tax assets arising from the warrant expense accrual as offset by the accelerated depreciation claimed by the Parent on its stand-alone tax returns is $12,569 as of March 31, 2012.

NOTE 5 – AVAILABLE FOR SALE SECURITIES

The following table sets forth the available for sale securities held by the Company as of March 31, 2012:

Company name	Symbol	Shares	Market value (USD) as of 3/31/12	Fair market value (USD)
Copper King Mining Corporation	CPRK	50,000	$ 0.000	$ -
Deep Blue Marine Inc.	DPBE	1,200,000	0.001	835
Total value of trading securities				$ 835

Appendix A – page F-11

PROFIRE ENERGY, INC. AND SUBSIDIARY
Notes to Consolidated Financial Statements
March 31, 2012 and 2011

NOTE 5 – AVAILABLE FOR SALE SECURITIES (CONTINUED)

The following table sets forth the available for sale securities held by the Company as of March 31, 2011:

Company name	Symbol	Shares	Market value (USD) as of 3/31/11	Fair market value (USD)
Copper King Mining Corporation	CPRK	50,000	$ 0.000	$ -
Deep Blue Marine Inc.	DPBE	1,200,000	0.003	3,306
Total value of trading securities				$ 3,306

NOTE 6 – SEGMENT INFORMATION

The Company operates in the United States and Canada. Segment information for these geographic areas is as follows:

Sales	2012	2011
Canada	$15,055,543	$8,033,926
United States	869,670	-
Total	$15,925,213	$8,033,926

Long –Lived Assets	2012	2011
Canada	$1,596,209	$674,372
United States	386,081	36,088
Total	$1,982,290	$710,460

NOTE 7 – COMMON STOCK PURCHASE OPTIONS

On October 28, 2009, the Company issued a total of 410,000 stock purchase options exercisable for the purchase of its common stock at $0.40 per share. The options were issued to key employees. The options vest 1/3 each year for 3 years. The Company estimates the fair value of each  stock  award at the  grant  date by  using  the  Black-Scholes  option  pricing model.  The following weighted average assumptions used for grants as of October 28, 2009: dividend yield of zero percent; expected volatility of 127%; risk-free interest rates of 1.35% and expected life of 3.0 years. The Company recognized $40,224 and $21,788 in expense for the fair value of the options vesting during 2012 and 2011, respectively.

On February 15, 2011, the Company issued a total of 600,000 stock purchase options exercisable for the purchase of its common stock at $0.30 per share. The options were issued to key employees. The options vest over 1/5 each year for 5 years. The Company estimates the fair value of each  stock  award at the  grant  date by  using  the  Black-Scholes  option  pricing model.  The following weighted average assumptions used for grants as of February 15, 2011: dividend yield of zero percent; expected volatility of 254%; risk-free interest rates of 2.02% and expected life of 2.5 years. The Company recognized $40,306 and $5,038 in expense for the fair value of the options vesting during 2012 and 2011, respectively.

A summary of the status of the Company’s stock option plans as of March 31, 2012 and 2011 and the changes during the period are presented below:

Appendix A – page F-12

PROFIRE ENERGY, INC. AND SUBSIDIARY
Notes to Consolidated Financial Statements
March 31, 2012 and 2011

NOTE 7 – COMMON STOCK PURCHASE OPTIONS (CONTINUED)

	2012	2011
Unexercised options, beginning of year	1,010,000	410,000
Stock options issued during the year	-	600,000
Stock options expired	-	-
Stock options exercised	-	-
Unexercised options, end of year	1,010,000	1,010,000

The following table summarizes information about the stock options as of March 31, 2012:

Outstanding Options
		Wtd. Avg.
Range of		Remaining	Wtd. Avg.	Aggregate
Exercise		Contractual	Exercise	Intrinsic
Prices	Shares	Life (years)	Price	Value
$ 0.40	410,000	0.46	$ 0.40	$ 164,000
$ 0.75	600,000	3.88	0.30	180,000
	1,010,000	2.17	$ 0.34	$ 344,000

The following table summarizes information about the exercisable stock options as of March 31, 2012:

Exercisable Options
	Wtd. Avg.
	Remaining	Wtd. Avg.	Aggregate
	Contractual	Exercise	Intrinsic
Shares	Life (years)	Price	Value
341,667	0.46	$ 0 .40	$ 136,667
134,400	3.88	0.30	40,320
476,067	2.17	$ 0.34	$ 176,987

The following table summarizes information about non-vested options as of the year ended March 31, 2012:

		Wtd. Avg.
		Grant Date
	Options	Fair Value
Non-vested at March 31, 2011	726,667	$ 0.34
Stock options issued during the year	-	-
Vested during the year ended March 31, 2011	(192,734)	0.40
Non-vested at March 31, 2012	533,933	$ 0.34

NOTE 8 – COMMITMENTS AND CONTINGENCIES

Line of Credit

The Company has a $400,000 revolving credit line with a local banking institution that it uses from time to time to satisfy short-term fluctuations in cash flows. At March 31, 2012 and 2011 the Company had $-0- outstanding on the line of credit.

Appendix A – page F-13

PROFIRE ENERGY, INC. AND SUBSIDIARY
Notes to Consolidated Financial Statements
March 31, 2012 and 2011

NOTE 8 – COMMITMENTS AND CONTINGENCIES (CONTINUED)

Operating Lease

On February 12, 2012 the Company entered into a lease for office space in Houston, Texas. The lease term extends through January 31, 2014 at $1,463 per month.  Future lease obligations are as follows:

2013	$17,550
2014	14,625
Total	$32,175

NOTE 9 – SUBSEQUENT EVENTS

In accordance with ASC 855, management evaluated the subsequent events through the date the financial statements were issued and has no material events to report.

Appendix A – page F-14

Appendix B
Quarterly Report on Form 10-Q fo rthe Quarter Ended September 30, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 10-Q

[X]	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Quarterly Period Ended September 30, 2012

[ ]	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the Transition Period From ________ to _________

Commission File Number 000-52376

PROFIRE ENERGY, INC.
 (Exact name of registrant as specified in its charter)

Nevada	20-0019425
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

321 South 1250 West, Suite 1
Lindon, Utah	84042
(Address of principal executive offices)	(Zip Code)

(801) 796-5127
(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.
 Yes [X]   No [  ]

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files.)
Yes [X]   No [  ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer [  ]                                                                            Accelerated filer [  ]
Non-accelerated filer [  ]                                                                              Smaller reporting company [X]
                             (Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act.)
 Yes [  ]     No [X]

As of November 9, 2012 the registrant had 45,155,000 shares of common stock, par value $0.001, issued and outstanding.

Appendix B – page 1

PROFIRE ENERGY, INC.
FORM 10-Q
TABLE OF CONTENTS

Page

PART I — FINANCIAL INFORMATION

Item 1. Financial Statements	3

Condensed Consolidated Balance Sheets as of September 30, 2012 (Unaudited) and March 31, 2012	3

Condensed Consolidated Statements of Operations and Other Comprehensive Income (Unaudited) for the three and six month periods ended September 30, 2012 and 2011	4

Condensed Consolidated Statements of Cash Flows (Unaudited) for the six month periods ended September 30, 2012 and 2011	5

Notes to Condensed Consolidated Financial Statements (Unaudited)	6

Item 2. Management’s Discussion and Analysis of Financial Condition And Results of Operations	8

Item 3. Quantitative and Qualitative Disclosure about Market Risk	15

Item 4. Controls and Procedures	16

PART II — OTHER INFORMATION

Item 1A. Risk Factors	17

Item 2. Unregistered Sales of Equity Securities	17

Item 5. Other Information	18

Item 6. Exhibits	19

Signatures	19

Appendix B – page 2

PART I. FINANCIAL INFORMATION

Item 1.  Financial Information

PROFIRE ENERGY, INC. AND SUBSIDIARY
Condensed Consolidated Balance Sheets

ASSETS

	September 30,	March 31,
	2012	2012
	(Unaudited)
CURRENT ASSETS

Cash and cash equivalents	$2,647,608	$1,914,877
Accounts receivable, net	4,128,541	4,236,240
Marketable securities-available for sale	873	840
Inventories	3,454,457	1,968,740
Deferred tax asset	12,569	12,569
Prepaid expenses	134,299	10,202

Total Current Assets	10,378,347	8,143,468

PROPERTY AND EQUIPMENT, net	2,152,645	1,982,290

TOTAL ASSETS	$12,530,992	$10,125,758

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable	$1,671,118	$645,215
Accrued liabilities	125,677	251,137
Income taxes payable	376,484	597,830

Total Current Liabilities	2,173,279	1,494,182

TOTAL LIABILITIES	2,173,279	1,494,182

STOCKHOLDERS' EQUITY

Preferred shares: $0.001 par value,
10,000,000 shares authorized: no shares
issued and outstanding	-	-
Common shares: $0.001 par value,
100,000,000 shares authorized: 45,155,000 and
45,000,000 shares issued and outstanding, respectively	45,155	45,000
Additional paid-in capital	369,842	74,343
Accumulated other comprehensive income	704,310	484,692
Retained earnings	9,238,406	8,027,541

Total Stockholders' Equity	10,357,713	8,631,576

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$12,530,992	$10,125,758

The accompanying notes are a integral part of these condensed consolidated financials statements.

Appendix B – page 3

PROFIRE ENERGY, INC. AND SUBSIDIARY
Condensed Consolidated Statements of Operations and Other Comprehensive Income
(unaudited)

	For the Three Months Ended		For the Six Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
REVENUES
Sales of goods, net	$4,096,452	$4,275,276	$7,547,959	$6,683,556
Sales of services, net	283,141	247,245	508,907	522,689
Total Revenues	4,379,593	4,522,521	8,056,866	7,206,245

COST OF SALES
Cost of goods sold-products	1,950,355	1,597,356	3,278,071	2,373,425
Cost of goods sold-services	211,312	178,299	384,032	384,943
Total Cost of Goods Sold	2,161,667	1,775,655	3,662,103	2,758,368

GROSS PROFIT	2,217,926	2,746,866	4,394,763	4,447,877

OPERATING EXPENSES
General and administrative expenses	903,225	702,104	1,906,385	985,787
Payroll expenses	329,302	349,905	701,655	655,220
Depreciation expense	64,468	43,152	110,926	86,714

Total Operating Expenses	1,296,995	1,095,161	2,718,966	1,727,721

INCOME FROM OPERATIONS	920,931	1,651,705	1,675,797	2,720,156

OTHER INCOME (EXPENSE)
Interest expense	(7,426)	(5,179)	(8,678)	(8,796)
Rental income	-	-	-	3,600
Interest income	8,246	49	8,315	325

Total Other Income (Expense)	820	(5,130)	(363)	(4,871)

NET INCOME BEFORE INCOME TAXES	921,751	1,646,575	1,675,434	2,715,285

INCOME TAX EXPENSE	276,621	460,917	464,569	755,049

NET INCOME	$645,130	$1,185,658	$1,210,865	$1,960,236

UNREALIZED HOLDING GAIN (LOSS)
ON AVALIABLE FOR SALE SECURITIES	$-	$(2,823)	$-	$(2,400)
FOREIGN CURRENCY TRANSLATION GAIN (LOSS)	382,438	(404,083)	219,618	(443,816)

TOTAL COMPREHENSIVE INCOME	$1,027,568	$778,752	$1,430,483	$1,514,020

BASIC EARNINGS PER SHARE	$0.01	$0.03	$0.03	$0.04

FULLY DILUTED EARNINGS PER SHARE	$0.01	$0.03	$0.03	$0.04

BASIC WEIGHTED AVERAGE NUMBER
OF SHARES OUTSTANDING	45,078,587	45,000,000	45,054,918	45,000,000
FULLY DILUTED WEIGHTED AVERAGE NUMBER
OF SHARES OUTSTANDING	45,460,439	45,173,247	45,436,770	45,173,247

The accompanying notes are a integral part of these condensed consolidated financials statements.

Appendix B – page 4

PROFIRE ENERGY, INC. AND SUBSIDIARY
Condensed Consolidated Statements of Cash Flows
(unaudited)

	For the Six Months Ended
	September 30,
	2012	2011
OPERATING ACTIVITIES

Net Income	$1,210,865	$1,960,236
Adjustments to reconcile net income to
net cash used by operating activities:
Depreciation expense	110,245	86,714
Common stock issued for services	208,750	-
Bad debt expense	9,958	-
Stock options issued for services	86,904	40,263
Changes in operating assets and liabilities:
Changes in accounts receivable	449,996	(2,233,953)
Changes in inventories	(1,451,619)	(130,794)
Changes in prepaid expenses	(13,143)	-
Changes in accounts payable and accrued liabilities	(204,025)	209,961
Changes in income taxes payable	(179,045)	330,989

Net Cash Provided by Operating Activities	228,886	263,416

INVESTING ACTIVITIES

Purchase of fixed assets	(258,233)	(1,000,053)

Net Cash Used in Investing Activities	(258,233)	(1,000,053)

FINANCING ACTIVITIES	-	-

Effect of exchange rate changes on cash	762,078	(205,479)

NET INCREASE (DECREASE) IN CASH	732,731	(942,116)
CASH AT BEGINNING OF PERIOD	1,914,877	1,689,386

CASH AT END OF PERIOD	$2,647,608	$747,270

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION

CASH PAID FOR:

Interest	$8,678	$8,796
Income taxes	$685,915	$405,537

The accompanying notes are an integral part of these condensed consolidated financial statements.

Appendix B – page 5

PROFIRE ENERGY, INC. AND SUBSIDIARY
Notes to the Condensed Consolidated Financial Statements
September 30, 2012 and March 31, 2012

NOTE 1 - CONDENSED FINANCIAL STATEMENTS

The accompanying financial statements have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at September 30, 2012 and for all periods presented have been made.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company’s March 31, 2012 audited financial statements.  The results of operations for the periods ended September 30, 2012 and 2011 are not necessarily indicative of the operating results for the full years.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents
For purposes of the statement of cash flows, cash and cash equivalents include cash and all debt securities with an original maturity of 90 days or less. As of September 30, 2012 and March 31, 2012, bank balances included $2,647,608 and $1,914,877, respectively, held by the Company’s banks guaranteed by the Province of Alberta, Canada.

Accounts Receivable
Receivables from the sale of goods and services are stated at net realizable value. This value includes an appropriate allowance for estimated uncollectible accounts.  The allowance is calculated based on past collectability and customer relationships.  The Company recorded an allowance for doubtful accounts of $95,820 and $65,110 as of September 30, 2012 and March 31, 2012, respectively.

Inventory
In accordance with ASC 330, the Company’s inventory is valued at the lower of cost (the purchase price, including additional fees) or market based on using the entire value of inventory.  Inventories are determined based on the first-in first-out (FIFO) basis.  As of September 30, 2012 and March 31, 2011 inventory consisted of the following:

	September 30, 2012	March 31, 2012
Raw materials	$3,512,457	$2,026,108
Work in progress	-	-
Finished goods	-	-
Reserve for obsolescence	(58,000)	(57,368)
Total	$3,454,457	$1,968,740

Revenue Recognition
The Company records sales when a firm sales agreement is in place, delivery has occurred or services have been rendered, and collectability of the fixed or determinable sales price is reasonably assured.  If customer acceptance of products is not assured, the Company records sales only upon formal customer acceptance.

Income Taxes
The Company is subject to Canadian income taxes on its world-wide income with a credit provided for foreign taxes paid.  Any income earned in the United States is subject to applicable state and federal tax rates in the United States.  The combined effective rates of income tax expense (benefit) are 28% and 28% for the three months ended September 30, 2012 and 2011, respectively.

Appendix B – page 6

PROFIRE ENERGY, INC. AND SUBSIDIARY
Notes to the Condensed Consolidated Financial Statements
September 30, 2012 and March 31, 2012

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES (Continued)

Basic Earnings Per Share
The computation of basic earnings per share of common stock is based on the weighted average number of shares outstanding during the periods presented. The computation of fully diluted earnings per share includes common stock equivalents outstanding at the balance sheet date. The Company had 530,000 and 273,334 stock options included in the fully diluted earnings per share as of September 30, 2012 and 2011, respectively.  The Company uses the treasury stock method to calculate the dilutive effects of stock options and warrants.

	For the Six Months Ended September 30,
	2012	2011
Net income	$1,210,865	$1,960,236

Basic weighted average number of shares outstanding	45,054,918	45,000,000
Common stock equivalents	381,852	173,247
Fully diluted weighted average number of shares outstanding	45,436,770	45,173,247

Basic earnings per share	$0.03	$0.04
Fully diluted earnings per share	$0.03	$0.04

Foreign Currency and Comprehensive Income
The Company’s functional currency is the Canadian dollar (CAD). The financial statements of the Company were translated to United States Dollar (USD) using year-end exchange rates for the balance sheet, and average exchange rates for the statements of operations. Equity transactions were translated using historical rates. The period-end exchange rates of 1.0164 and 1.00274 were used to convert the Company’s September 30, 2012 and March 31, 2012 balance sheets, respectively, and the statements of operations used weighted average rates of 1.0042 and 1.02760 for the six months ended September 30, 2012 and 2011, respectively. All amounts in the financial statements and footnotes are presumed to be stated in USD, unless otherwise identified. Foreign currency translation gains or losses as a result of fluctuations in the exchange rates are reflected in the Statement of Operations and Other Comprehensive Income.

Recent Accounting Pronouncements
The Company has evaluated recent accounting pronouncements and their adoption has not had or is not expected to have a material impact on the Company’s financial position, or statements.

NOTE 3 – EQUITY TRANSACTIONS

On May 14, 2012, the Company issued 60,000 shares of common stock for services at $1.50 per share, for an aggregate value of $90,000.

On September 12, 2012, the Company issued 95,000 shares of common stock for services at $1.25 per share, for an aggregate value of $118,750.

On September 27, 2012, the Company granted stock options to purchase an aggregate of 820,000 shares of Company common stock to 29 Company employees, consultants and advisors.  The options were granted pursuant to the Profire Energy, Inc. 2010 Equity Incentive Plan.  The options have an exercise price of $1.25.  The options vest in equal amounts over a period of five years, with the first portion vesting on the one-year anniversary of the date of grant.  Vesting is contingent upon continued employment with the Company.  The options expire six years from the date of grant. The Company used the above assumptions in their calculation of the fair value of these grants using the Black-Scholes option pricing model and recognized an expense for the six months ended September 30, 2012 of $51,668.

NOTE 4 – SUBSEQUENT EVENTS

In accordance with ASC 855, the Company’s management has evaluated the subsequent events through the date the financial statements were issued and has found no subsequent events to report.

Appendix B – page 7

Item 2.  Management's Discussion and Analysis of Financial Condition andResults of Operations

This discussion summarizes the significant factors affecting our consolidated operating results, financial condition, liquidity and capital resources during the three month and six month periods ended September 30, 2012 and 2011.  For a complete understanding, this Management’s Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the Financial Statements and Notes to the Financial Statements contained in this quarterly report on Form 10-Q and our annual report on Form 10-K for the year ended March 31, 2012.

Forward-Looking Statements

This quarterly report on Form 10-Q contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) that are based on management’s beliefs and assumptions and on information currently available to management.  For this purpose any statement contained in this report that is that is not a statement of historical fact may be deemed to be forward-looking, including, but not limited to, statements relating to our future actions, intentions, plans, strategies, objective, results of operations, cash flows and the adequacy of or need to seek additional capital resources and liquidity.  Without limiting the foregoing, words such as “may”, “should”, “expect”, “project”, “plan”, “anticipate”, “believe”, “estimate”, “intend”, “budget”, “forecast”, “predict”, “potential”, “continue”, “should”, “could”, “will” or comparable terminology or the negative of such terms are intended to identify forward-looking statements.  These statements by their nature involve known and unknown risks and uncertainties and other factors that may cause actual results and outcomes to differ materially depending on a variety of factors, many of which are not within our control.  Such factors include, but are not limited to, economic conditions generally and in the industry in which we and our customers participate; competition within our industry; legislative requirements or changes which could render our services less competitive or obsolete; our failure to successfully develop new services and/or products or to anticipate current or prospective customers’ needs; price increases or employee limitations; and delays, reductions, or cancellations of contracts we have previously entered into, sufficiency of working capital, capital resources and liquidity and other factors detailed herein and in our other filings with the United States Securities and Exchange Commission (the “SEC” or “Commission”).  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated.

Forward-looking statements are predictions and not guarantees of future performance or events.  Forward-looking statements are based on current industry, financial and economic information, which we have assessed but which by their nature are dynamic and subject to rapid and possibly abrupt changes.  Our actual results could differ materially from those stated or implied by such forward-looking statements due to risks and uncertainties associated with our business.  We hereby qualify all our forward-looking statements by these cautionary statements.

These forward-looking statements speak only as of their dates and should not be unduly relied upon.  We undertake no obligation to amend this report or revise publicly these forward-looking statements (other than pursuant to reporting obligations imposed on registrants pursuant to the Exchange Act) to reflect subsequent events or circumstances, whether as the result of new information, future events or otherwise.

Throughout this report, unless otherwise indicated by the context, references herein to the “Company”, “we”, “our” or “us” and similar language means Profire Energy, Inc., a Nevada corporation, and its corporate subsidiaries and predecessors.

The following discussion should be read in conjunction with our financial statements and the related notes contained elsewhere in this report and in our other filings with the Securities and Exchange Commission.

Appendix B – page 8

Overview

We are an oilfield technology company specializing in burner management systems.  In the oil and natural gas industry, various applications (e.g. tanks, line heaters, separators, dehydrators, amine reboilers, etc.) are used in the production and transportation of oil and natural gas. These applications require heat, which is used to facilitate the proper function of the application. To provide that heat, a burner is used within the application. Our primary products monitor and manage this burner.

A burner management system monitors the burner, reignites it automatically when needed, and can even manage the temperature set-points (which can be set by the user). In this way, a burner management system allows for more efficient burner operation and re-ignition, improved safety, and improved compliance with regulatory bodies.  Without a burner management system, burners must be monitored and reignited manually, which is both inefficient and dangerous.

To ensure the proper installation and servicing of our products, we also employ skilled combustion technicians to help install and service our products.

Results of Operations

Comparison of the three months ended September 30, 2012 and 2011

Total Revenues

Total revenues during the quarter ended September 30, 2012 decreased 3% compared to the quarter ended September 30, 2011.  This decrease was principally attributable to reduced product sales as our sales managers spent time training new sales employees and developing distribution partners, which was only partially offset by increased service sales.

Sales of Goods, Net

We realized a $178,824, or 4%, decrease in sales of goods, net during the second fiscal quarter 2013 compared to the same fiscal quarter 2012.  During the second fiscal quarter 2013 our management, particularly our sales managers spent a significant amount of time on training new sales employees and the development of distribution partners.  This focus on developing new revenue sources reduced the time our sales managers could expend in selling efforts, but we believe any reduction in revenue will be recaptured in future quarters.  Since the second fiscal quarter 2012 we have opened offices in Utah and Texas. Our U.S. sales for the three months ended September 30, 2012 were $1,154,970 compared to $-0- during the three months ended September 30, 2011. We also had an offsetting decrease in Canadian sales of $1,624,846 as a result of our sales VP, who is located in Canada, being the person most directly focused on employee and distributor development.  We feel this will normalize in the future to historical growth rates.

Sales of Services, Net

During the three months ended September 30, 2012 we realized a $35,896, or 15% increase in sales of services, net.  The majority of our service revenue comes from our Canadian operations.  We are beginning to experience increasing service revenues as a result of our expansion in the U.S.  We anticipate service revenues in our Utah and Texas offices will begin to expand in upcoming quarters. As the sales team proactively looks for equipment sales the opportunity to discuss services related sales also increases.

Total Cost of Goods Sold

We realized a 22% increase in total cost of goods sold during the second fiscal quarter 2013 as a result of a 22% increase in cost of goods for our products sold and a 19% increase in cost of goods sold for our services.  As a percentage of total revenues, total cost of goods sold increased to 49% during the second fiscal quarter 2013 compared to 39% during the second fiscal quarter 2012.  This decrease in gross margin was realized due to several components that were on back order that needed to be rush shipped to fulfill orders and an increase in shipping and customs expenses.  Since the second fiscal quarter 2012 a full-time warehouse manager and sourcing/purchasing employee have been added in the Utah location which also contributed to increased costs.

Appendix B – page 9

Cost of Goods Sold-Products

During the quarter ended September 30, 2012 cost of goods sold-products grew 22% as compared to the quarter ended September 30, 2011.  Significant factors contributing to this increase were the hiring of a full-time warehouse manager and a sourcing/purchasing employee and increased shipping and customs expenses because of the need to rush ship several back ordered components needed to fulfill orders.  We are working to refine our purchasing and forecasting processes which we hope will help to reduce some of the variability in cost of goods sold for products in future periods.  For the near future we expect cost of goods sold-products will roughly follow the same trend as sales of goods.  Our margins on product sales fluctuate based on a number of variables, but we believe that through volume purchasing and more detailed component sourcing, margins may improve slightly over time, but should be expected to level off. We will attempt to improve our margins when it is prudent for our long-term strategic advantage.

Cost of Goods Sold-Services

Cost of goods sold-services increased 19% during the quarter ended September 30, 2012 compared to the comparable prior-year quarter.  Cost of goods sold related to services as a percentage of total service revenue varies as the type of service mix changes.  For example, there are times when we provide preventative maintenance service or testing which results in lower margins from a contractual and travel expense perspective.  Contrastingly, when we perform multiple installs of valve trains and airplates, etc. at static locations our margins improve accordingly.  We anticipate these fluctuations will normalize over time as the absolute number of service opportunities expand.

Gross Profit

As a result of decreased total revenue and increased total cost of goods sold, gross profit decreased from $2,746,866 during the quarter ended September 30, 2011 to $2,217,926 during the quarter ended September 30, 2012.

Total Operating Expenses

Our total operating expenses increased 18% during the three months ended September 30, 2012 compared to the three months ended September 30, 2011.  General and administrative expenses increased 29% during the quarter, payroll expenses decreased 6% and depreciation expense increased 49%.

General and Administrative Expenses

During the three months ended September 30, 2012 general and administrative expenses increased by $201,121.  This increase was primarily due to increased professional fees and the hiring of additional personnel. Included in the professional fees was $118,750 for the value of shares issued to a consultant for services. Our professional fees increased due our engaging several investor relations and public relations firms as we attempt to increase our visibility in the business community.  Going forward, we expect general and administrative expenses to increase at a rate consistent with historical levels as operations continue to expand.

Payroll Expenses

We experienced a $20,603 decrease in payroll expenses in the second fiscal quarter 2013.  This decrease was the result of fluctuations in employee levels during the second fiscal quarter 2013 which we do not expect to recur in the future. We anticipate payroll expenses will be higher quarter-on-quarter through the remainder of the year as we continue to expand our workforce through the hiring of talented employees.  There were several new hires during the quarter that caused the increase due to our opening of the office in Texas and adding multiple staff in Utah, including sales, warehouse and operational personnel.

Appendix B – page 10

Depreciation Expense

Depreciation expense increased $21,316 during the quarter ended September 30, 2012 compared to the quarter ended September 30, 2011.  This increase in depreciation expense is primarily due to the purchase of the Company’s expanded Lindon, Utah facility and to additional equipment necessary to expand our production capacity.

Total Other Expense

During the three months ended September 30, 2012 we realized total other income of $820 compared to total other expense of $5,130 for the three months ended September 30, 2011.  During the quarter ended September 30, 2012, we realized interest expense of $7,426, which was completely offset by interest income of $8,246.  By comparison, during the quarter ended September 30, 2012, we realized interest expense of $5,179 and interest income of $49.

Net Income Before Income Taxes

While we realized a 3% decrease in total revenues we also realized a 22% increase in total cost of goods sold and an 18% increase in total operating expenses, which combined to result in a 44% decrease in net income before income taxes during the quarter ended September 30, 2012 compared to the quarter ended September 30, 2011.

Income Tax Expense

Because of the decrease in net income before income taxes discussed above, we recognized income tax expense of $276,621 during the three months ended September 30, 2012 compared to an income tax expense of $460,917 during the three months ended September 30, 2011.  We anticipate our income tax obligations will typically follow a similar trend as our net income or loss before income taxes.

Foreign Currency Translation Gain (Loss)

Our consolidated financial statements are presented in U.S. dollars.  Our functional currency is Canadian dollars.  Our financial statements were translated to U.S. dollars using year-end exchange rates for the balance sheet and weighted average exchange rates for the statements of operations.  Equity transactions were translated using historical rates.  Foreign currency translation gains or losses as a result of fluctuations in the exchange rates are reflected in the statement of operations and comprehensive income.

Therefore, the translation adjustment in our consolidated financial statements represents the translation differences from translation of our financial statements.  As a result, the translation adjustment is commonly, but not always, positive if the average exchange rates are lower than exchange rates on the date of the financial statements and negative if the average exchange rates are higher than exchange rates on the date of the financial statements.

During the quarter ended September 30, 2012 we recognized a foreign currency translation gain of $382,438.  By comparison, during the quarter ended September 30, 2011 we recognized a foreign currency translation loss of $404,083.  The gain during the quarter ended September 30, 2012 was the result of the weakening of the U.S. dollar against the Canadian dollar.

Total Comprehensive Income

For the foregoing reasons, we realized a total comprehensive income of $1,027,568 during the quarter ended September 30, 2012 compared to total comprehensive income of $778,752 during the quarter ended September 30, 2011.

Appendix B – page 11

Comparison of the six months ended September 30, 2012 and 2011

Total Revenues

Total revenues during the six months ended September 30, 2012 increased 12% compared to the six months ended September 30, 2011.  This increase is attributable to growth in sales of goods, net, which was partially offset by a 3% decrease in sales of services, net.

Sales of Goods, Net

We realized a $864,403, or 13%, increase in sales of goods, net during the first six months of fiscal 2013 compared to the same fiscal period 2012.  This increase is attributable to the fact that we now have a dedicated sales staff, whereas a year ago we had a limited full-time sales presence.  Further the dedicated sales staff of eight people is expanding its focus to all regions of the U.S. and continuing to develop our historical Canadian markets and therefore diversifying revenue sources.  Several new customers have started purchasing systems this fiscal year and we recently entered into distribution agreements for our products with Cameron International and Glytech Industries.  It is difficult to forecast the impact of these new relationships, but in general we feel product sales will continue to grow but at what pace is undetermined based on many variables.

Sales of Services, Net

During the six months ended September 30, 2012 we also realized a $13,782 or 3% decrease in sales of services, net.  Sales of services, net decreased due to reduced focus on service sales as we have focused our efforts on expanding U.S. product sales during the second fiscal quarter 2013.  In the future we anticipate our sales team will be more proactive in looking for opportunities to sale our services.  We anticipate as product sales increase so will service sales.

Total Cost of Goods Sold

We realized a 33% increase in total cost of goods sold during the first two fiscal quarters of 2013 as a result of a 38% increase in cost of goods sold-products.  As a percentage of total revenue, total cost of goods sold rose to 45% during the six months ended September 30, 2012 compared to 38% during the comparable six-month period of the prior fiscal year.  We feel that in the future our margins will approach historical levels and perhaps even improve.

Cost of Goods Sold-Products

During the six months ended September 30, 2012 cost of goods sold-products increased 38% as compared to the six months ended September 30, 2011.  As a direct result of the growth in sales of goods, cost of goods sold-products increased.  As discussed above, this increase in the cost of products sold was recognized as a result of our realizing higher shipping and customs expenses to obtain necessary parts to fulfill orders.  We are continuing our efforts to address some of these issues, including the hiring of a dedicated purchasing manager.  Our margins on product sales fluctuate based on a number of variables, but we believe that through volume purchasing and more detailed component sourcing, margins may improve slightly over time, but should be expected to level off.

Cost of Goods Sold-Services

Cost of goods sold-services were nearly unchanged during the first two fiscal quarters of 2013 compared to the comparable prior-year period.

Gross Profit

As a result of increased total revenue being more than offset by the increase in total cost of goods sold, gross profit decreased from $4,447,877 during the six months ended September 30, 2011 to $4,394,763 during the six months ended September 30, 2012.

Appendix B – page 12

Total Operating Expenses

Our total operating expenses increased 57% during the six months ended September 30, 2012 compared to the six months ended September 30, 2011.  General and administrative expenses increased 93%, payroll expenses increased 7% and depreciation expense increased 28%.  These increases are a function of the investments the Company is making in its future development.

General and Administrative Expenses

During the six months ended September 30, 2012 general and administrative expenses increased by $920,598.  This increase is the result of increased operational and growth activities, primarily the hiring and training of multiple new employees, costs associated with the build-out of our sites, equipment for testing and enhanced quality control of our systems, and increased investor relations and public relations related expenses.  While management is mindful to maintain control over general and administrative expenses, we do not expect to see a trend of lower general and administrative expenses.  Rather, we believe as operations continue to expand our general and administrative expenses will continue to increase.

Payroll Expenses

We experienced a $46,435 increase in payroll expenses during the first two fiscal quarters of 2013.  We expect payroll expenses to remain higher quarter-on-quarter through the remainder of the year as we continue to expand our workforce through the hiring of talented employees.  There were multiple new hires during the first six months of fiscal 2013 that caused the increase.

Depreciation Expense

Depreciation expense increased from $86,714 during the six months ended September 30, 2011 to $110,926 the six months ended September 30, 2012.  This increase in depreciation expense is primarily due to the purchase of the Company’s expanded Lindon, Utah facility as well as the Edmonton expansion and the associated increase in depreciation with these fixed assets.

Total Other Expense

For the six month period ended September 30, 2012 total other expense decreased 93% compared to the six month period ended September 30, 2011.  The decrease in total other expense is attributable to a $7,990 increase in interest income and a $118 decrease in interest expense which were only partially offset by a decrease of $3,600 in rental income from the 2012 period. We do not expect to have further rental income in the future as the tenant has left the premises and we are now using the space.

Net Income Before Income Taxes

Because increases in total costs of goods sold and total operating expenses more than offset the increased revenue we realized during the six months ended September 30, 2012 our net income before income taxes was 38% lower during the first six months of fiscal 2013 than during the first six months of fiscal 2012.

Income Tax Expense

Because of the decrease in net income before income taxes discussed above, we recognized income tax expense of $464,569 during the six months ended September 30, 2012 compared to an income tax expense of $755,049 during the six months ended September 30, 2011.  We anticipate our income tax obligations will typically follow a similar trend as our net income or loss before income taxes.

Appendix B – page 13

Foreign Currency Translation Gain (Loss)

Our consolidated financial statements are presented in U.S. dollars.  Our functional currency is Canadian dollars.  Our financial statements were translated to U.S. dollars using year-end exchange rates for the balance sheet and weighted average exchange rates for the statements of operations.  Equity transactions were translated using historical rates.  Foreign currency translation gains or losses as a result of fluctuations in the exchange rates are reflected in the statement of operations and comprehensive income.

Therefore, the translation adjustment in our consolidated financial statements represents the translation differences from translation of our financial statements.  As a result, the translation adjustment is commonly, but not always, positive if the average exchange rates are lower than exchange rates on the date of the financial statements and negative if the average exchange rates are higher than exchange rates on the date of the financial statements.

During the six month period ended September 30, 2012 our foreign currency translation gain was $219,618.  By comparison, during the six month period ended September 30, 2011 we recognized a foreign currency translation loss of $443,816.  This change from a foreign currency translation loss to a foreign currency translation gain was the result of the weakening of the U.S. dollar against the Canadian dollar.

Total Comprehensive Income

For the foregoing reasons, we realized a total comprehensive income of $1,430,483 during the six months ended September 30, 2012 compared to total comprehensive income of $1,514,020 during the six months ended September 30, 2011.

Liquidity and Capital Resources

We have not required any financing during the past two fiscal years.  We have a $400,000 revolving credit line with a local banking institution that we have used from time to time to satisfy short-term fluctuations in cash flows.  At September 30, 2012 we had $-0- outstanding on our line of credit.

As of September 30, 2012 we had total current assets of $10,378,347 and total assets of $12,530,992 including cash and cash equivalents of $2,647,608.  At September 30, 2012 total liabilities were $2,173,279, all of which were current liabilities.

During the six months ended September 30, 2012 and 2011 cash was primarily used to fund operations.  See below for additional discussion and analysis of cash flow.

	Six Months ended September 30, 2012	Six Months ended September 30, 2011
Net cash provided by operating activities	$228,886	$263,416
Net cash used in investing activities	$(258,233)	$(1,000,053)
Net cash provided by (used in) financing activities	$-	$-
Effect of exchange rate changes on cash	$762,078	$(205,479)
NET INCREASE (DECREASE) IN CASH	$732,731	$(942,116)

Appendix B – page 14

Net cash provided by our operating activities was $228,886.  As discussed above, during the six months ended September 30, 2012 we realized a decrease in net income.  We also increased cash due to a reduction of our accounts receivable by $449,996 or 11%.  These increases in cash provided by operating activities were only partially offset by a 74% increase in inventory.  Inventory grew during the six months ended September 30, 2012 based on our forecasts for product demand in the next few quarters.  This may ebb and flow from quarter to quarter as we forecast future demand.  Accounts receivable were lower due to our decreased sales in the most recent quarter combined with increased efforts to collect accounts receivable.  If needed we believe our accounts receivable could be factored provide cash flow, but to date this has not been necessary.

During the six months ended September 30, 2012 net cash used in investing activities was $258,233 lower compared to the six months ended September 30, 2011.  This reduction in cash used in investing activities is largely attributable to the acquisitions of additional space at our facilities in Spruce Grove, Alberta, Canada and Lindon, Utah, USA during the six months ended September 30, 2011.  During the six-month period ended September 30, 2012 cash used in investing activities was largely used to fund our expansion into Texas, which included expenses related to establishing the office and warehouse and training the staff.  Unlike our Spruce Grove and Lindon facilities, which we own, our Houston office space is leased, as reflected in the Summary of Material Contractual Commitments table below.

As a result of the significant decrease in net cash used in investing activities and the weakening of the U.S. dollar, we realized a $732,731 net increase in cash during the first six months of fiscal 2013 compared to the first six months of fiscal 2012.

Summary of Material Contractual Commitments

The following table lists our significant commitments as of September 30, 2012.

Contractual Commitments	Total	Payments Due by Fiscal Year
		Less than 1 year	1-3 years	3-5 years	More than 5 years

Office Lease	$32,175	$17,550	$14,625	$ -	$ -
Total	$32,175	$17,550	$14,625	$ -	$ -

Inflation

We believe that inflation has not had a significant impact on our operations since inception.

Seasonality

Activity of our customers will sometimes be affected by weather and season.  Currently as the majority of our operations currently are in western Canada, sales may slow due to winter conditions that may hamper the ability of our customers to build out new locations or maintain and access current locations.  We typically have our strongest revenue growth cycles in the non-winter months   As we expand into the United States and additional international markets we anticipate this effect to diminish. The quarter ended June 30 is historically our slowest quarter with the quarter ended December 31 being our busiest.

Off-Balance Sheet Arrangements

As of September 30, 2012 we had no off-balance sheet arrangements.

Item 3.  Quantitative and Qualitative Disclosure about Market Risk

As a smaller reporting company, as defined in Rule 12b-2 promulgated under of the Securities Exchange Act of 1934, as amended, and in Item 10(f)(1) of Regulation S-K, we are electing scaled disclosure reporting obligations and therefore are not required to provide this the information requested by this Item.

Appendix B – page 15

Item 4.  Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Our management, under the supervision and with the participation of our Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15(e) or 15d-15(e) under the Exchange Act) as of the end of the period covered by this quarterly report on Form 10-Q.  Based on this evaluation, our Chief Executive Officer and Chief Financial Officer concluded that as of the end of the period covered by this quarterly report on Form 10-Q, our disclosure controls and procedures were not effective because there exist material weaknesses affecting our internal control over financial reporting.

The matters involving internal controls and procedures that our management considers to be material weaknesses under COSO and SEC rules are: (1) lack of a functioning audit committee and lack of independent directors on the Company’s board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures; (2) inadequate segregation of duties consistent with control objectives; (3) insufficient written policies and procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements; and (4) ineffective controls over period end financial disclosure and reporting processes.  The aforementioned potential material weaknesses were identified by our Chief Financial Officer in connection with the preparation of our financial statements for the periods covered in this quarterly report on Form 10-Q, who communicated the matters to our management and board of directors.

Management believes that the material weaknesses set forth in items (2), (3) and (4) above did not have an effect on our financial results. However, the lack of a functioning audit committee and lack of a majority of independent directors on our board of directors, resulting in ineffective oversight in the establishment and monitoring of required internal controls and procedures, can impact our financial statements for the future years.

Management’s Remediation Initiatives

Although we are unable to meet the standards under COSO because of the limited funds available to a company of our size, we are committed to improving our financial organization.  As funds become available, we will undertake to: (1) create a position to segregate duties consistent with control objectives, (2) increase our personnel resources and technical accounting expertise within the accounting function (3) appoint one or more outside directors to our board of directors who shall be appointed to the audit committee of the Company resulting in a fully functioning audit committee who will undertake the oversight in the establishment and monitoring of required internal controls and procedures; and (4) prepare and implement sufficient written policies and checklists which will set forth procedures for accounting and financial reporting with respect to the requirements and application of US GAAP and SEC disclosure requirements.

We will continue to monitor and evaluate the effectiveness of our internal controls and procedures and our internal control over financial reporting on an ongoing basis and are committed to taking further action and implementing additional enhancements or improvements, as necessary and as funds allow.  However, because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that misstatements due to error or fraud will not occur or that all control issues and instances of fraud, if any, within the Company have been detected.  These inherent limitations include the realities that judgments in decision making can be faulty and that breakdowns can occur because of simple error or mistake. The design of any system of controls is based in part on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.  Projections of any evaluation of controls effectiveness to future periods are subject to risks.

Appendix B – page 16

Changes in Internal Control over Financial Reporting

There were no changes in our internal control over financial reporting during the quarter ended September 30, 2012 that materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II - OTHER INFORMATION

Item 1A.	Risk Factors

In addition to the other information set forth in this quarterly report on Form10-Q, you should carefully consider the risks discussed in our annual report on Form 10-K for the year ended March 31, 2011, which risks could materially affect our business, financial condition or future results. These risks are not the only risks facing our Company. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition or future results.

Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds

Recent Sale of Unregistered Equity Securities

On September 12, 2012 we issued 95,000 shares of restricted common stock to an investment banking firm for investor relations and investment banking services provided to the Company during our second and third fiscal quarters.  The shares were valued at $118,751, which was the closing market price of our shares on the date we agreed to extend the term of our agreement with the investment banking firm.  The shares were issued without registration pursuant to Section 4(2) of the Securities Act of 1933.

On September 27, 2012 our board of directors granted options to purchase an aggregate of 820,000 shares of our restricted common stock to 29 Company employees and consultants, none of whom are executive officers, directors or holder of greater than 5% of the outstanding common stock of the Company. The options were granted pursuant to the Profire Energy, Inc. 2010 Equity Incentive Plan (the “2010 Plan”.)

The options have an exercise price of $1.25 per share.  As provided under the 2010 Plan, except in connection with certain option grants not applicable here, the exercise price of option granted under the 2010 Plan may not be less 85% than the fair market value of the common stock underlying the options.  Under the 2010 Plan, while the Company’s common stock is traded over-the-counter the fair market value is deemed to be the average between the reported high and low sales prices.  The average of the high and low sales prices on September 27, 2012 was $1.29, or 97% of the fair market value. The options vest in equal amounts over five years, with the initial portion vesting on the one-year anniversary of the date of grant. Vesting is contingent upon continued employment with the Company. The options expire six years from the date of grant.

We granted stock options to 14 non-U.S. persons, each of whom was outside the U.S. at the time the grants were made and 16 persons located in the United States.  The grants were made without registration pursuant to Regulation S of the Securities Act Rules, Section 4(2) under the Securities Act of 1933, as amended, and/or Rule 12h-1 of the Securities Exchange Act of 1934, as amended.

Issuer Purchases of Equity Securities

During the quarter ended September 30, 2012 neither we, nor any affiliated purchasers, purchased any of the Company’s equity securities.

Appendix B – page 17

Item 5.	Other Information

On November 10, 2012, the Board of Directors (the “Board”) of Profire Energy, Inc. (the “Company”) approved January 29, 2013, as the date of the Company’s 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”).  Qualified stockholder proposals (including a proposal made pursuant to SEC Rule 14a-8 and any notice on Schedule 14N) to be presented at the 2013 Annual Meeting and in the Company’s proxy statement and form of proxy relating to the 2013 Annual Meeting must be received by the Company at its principal executive offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042, addressed to our Corporate Secretary, no later than December 14, 2012.  All stockholder proposals must comply with applicable Nevada law, the rules and regulations promulgated by the Securities and Exchange Commission, and the procedures set forth in the Company’s Bylaws (as amended through October 8, 2008).

Item 6.	Exhibits

Exhibits.  The following exhibits are included as part of this report:

Exhibit 31.1	Certification of Principal Executive Officer Pursuant to Rule 13a-14(a)

Exhibit 31.2	Certification of Principal Financial Officer Pursuant to Rule 13a-14(a)

Exhibit 32.1	Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350

Exhibit 32.2	Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350

Exhibit 101.INS	XBRL Instance Document

Exhibit 101.SCH	XBRL Taxonomy Extension Schema Document

Exhibit 101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

Exhibit 101.DEF	XBRL Taxonomy Definition Linkbase Dcoument

Exhibit 101.LAB	XBRL Taxonomy Extension Label Linkbase Document

Exhibit 101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Appendix B – page 18

SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf, thereunto duly authorized.

PROFIRE ENERGY, INC.

Date:	November 14, 2012	By:	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

Date:	November 14, 2012	By:	/s/ Andrew Limpert
Andrew Limpert
Chief Financial Officer

Appendix B – page 19

Appendix C
Form of Proxy

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders –  January 29, 2013

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY
MATERIALS FOR PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 29, 2013:

The Notice of Annual Meeting and Proxy Statement are available at:

https://materials.proxyvote.com/74316x

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brenton W. Hatch and Andrew Limpert, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of PROFIRE ENERGY, INC., of record in the name of the undersigned at the close of business on December 21, 2012, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated December 21, 2012, receipt of which is acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s).  IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 4 and 5, will be voted for “Two Years” on Proposal 3.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

(Please See Reverse Side)

Appendix C – page 1

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders – January 29, 2013

[Name and address of shareholder]
	☐	Mark this box with an X if you have made changes to your name or address details above.

The Board of Directors recommends a vote FOR Proposals 1, 2, 4 and 5 and FOR “TWO YEARS” on Proposal 3.

1.	Election of Directors

	For	Withhold		For	Withhold

Brenton W. Hatch	☐	☐	Andrew Limpert	☐	☐

Harold Albert	☐	☐	James Solomon	☐	☐

(Write in name of other nominee)
	☐	☐		☐	☐

2.	Non-binding advisory vote on compensation of our named executive officers.	☐	For	☐	Against	☐	Abstain
3.	Non-binding advisory vote on the frequency of the advisory vote on compensation of our named executive officers.	☐	One Year	☐	Two Years	☐	Three Years
4.	Ratify the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2013.	☐	For	☐	Against	☐	Abstain
5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.	☐	For	☐	Against	☐	Abstain

Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box	.	Date (mm/dd/yyyy)
[ ]	[ ]		[ / / ]

Appendix C – page 2